                                                              Exhibit 99.07



                     Travelers Group 401(k) Savings Plan

                      Financial Statements and Schedules

                          December 31, 1996 and 1995

                 (With Independent Auditors' Report Thereon)

                     Travelers Group 401(k) Savings Plan

                         December 31, 1996 and 1995

                                  Index

                                                                                            Page
                                                                                            -----
Independent Auditors' Report                                                                    1

Financial Statements:
   Statements of Net Assets Available for Plan Benefits
      at December 31, 1996 and 1995                                                             2

   Statements of Changes in Net Assets Available for Plan Benefits
      for the years ended December 31, 1996 and 1995                                            3

   Notes to Financial Statements                                                                4

Supplemental Schedules:
   Schedule to Form 5500: Item 27(a)
     Schedule of Assets Held for Investment Purposes
       at December 31, 1996                                                                    32

     Schedule of Assets Held for Investment Purposes
       Which Were Both Acquired and Disposed Within The Plan Year
       for the year ended December 31, 1996                                                    34

   Schedule to Form 5500: Item 27(d)
     Schedule of Reportable Transactions
       for the year ended December 31, 1996                                                    35

   The other schedules required by Item 27 of Form 5500 are not applicable and are therefore omitted.

                         INDEPENDENT AUDITORS' REPORT

To the Plans Administration Committee of
Travelers Group Inc.:



We have audited the accompanying statements of net assets available for plan benefits of Travelers Group 401(k) Savings Plan as of December 31, 1996 and 1995, and the related statements of changes in net assets available for plan benefits for the years then ended. These financial statements are the responsibility of the Plan's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the net assets available for plan benefits of the Plan as of December 31, 1996 and 1995, and the changes in net assets available for plan benefits for the years then ended in conformity with generally accepted accounting principles.

Our December 31, 1996 audit was performed for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental schedules of assets held for investment purposes, assets held for investment purposes which were both acquired and disposed within the plan year, and reportable transactions are presented for the purpose of additional analysis and are not a required part of the basic financial statements, but are supplementary information required by the Department of Labor's Rules and Regulations for Reporting and Disclosure under the Employee Retirement Income Security Act of 1974, as amended. The supplemental schedules have been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, are fairly stated in all material respects in relation to the basic financial statements as of and for the year ended December 31, 1996 taken as a whole.

                                        /s/ KPMG PEAT MARWICK LLP


New York, New York
June 23, 1997

                       Travelers Group 401(k) Savings Plan

              STATEMENTS OF NET ASSETS AVAILABLE FOR PLAN BENEFITS

                           December 31, 1996 and 1995

                                                                 1996              1995
                                                           ----------------  ----------------
Assets:
   Investments (notes 2 and 3)                             $  2,867,380,324  $  1,193,575,670
   Cash                                                           9,405,955           720,652
                                                           ----------------  ----------------
                                                              2,876,786,279     1,194,296,322
                                                           ----------------  ----------------
   Receivables:
     Contributions                                               18,838,337        21,930,809
     Dividends and other                                         14,111,728         1,103,858
                                                           ----------------  ----------------
       Total receivables                                         32,950,065        23,034,667
                                                           ----------------  ----------------
            Total assets                                      2,909,736,344     1,217,330,989
                                                           ----------------  ----------------
Liabilities:
   Payable for investment purchases                               2,536,913         1,537,443
   Forfeiture credits due to employer                            12,800,143            --
   ESOP note payable                                             34,900,000            --
                                                           ----------------  ----------------
            Total liabilities                                    50,237,056         1,537,443
                                                           ----------------  ----------------
            Net assets available for plan benefits         $  2,859,499,288  $  1,215,793,546
                                                           ----------------  ----------------
                                                           ----------------  ----------------

See accompanying notes to financial statements.

                        Travelers Group 401(k) Savings Plan

          STATEMENTS OF CHANGES IN NET ASSETS AVAILABLE FOR PLAN BENEFITS

                   For the years ended December 31, 1996 and 1995

                                                                     1996             1995
                                                                ---------------  ---------------
Investment activity:
   Dividends                                                      $79,270,418     $54,730,004
   Interest                                                        41,521,488      10,397,567
   Net appreciation in fair value
     of investments                                               421,845,008     238,944,182
                                                                ---------------  ---------------

                                                                  542,636,914     304,071,753

     Less: Trustee/administrative expenses                         (1,877,723)     (2,207,972)
                                                                ---------------  ---------------
        Net investment income                                     540,759,191     301,863,781
                                                                ---------------  ---------------

Contributions:
   Participant                                                    230,647,125     120,749,693
   Employer (note 6)                                               32,714,489      24,143,255
                                                                ---------------  ---------------
     Total contributions                                          263,361,614     144,892,948
                                                                ---------------  ---------------
Distributions to participants                                    (193,469,103)    (86,127,167)
                                                                ---------------  ---------------

     Increase in net assets available for plan benefits           610,651,702     360,629,562
                                                                ---------------  ---------------

Net assets available for plan benefits (note 1):
   Beginning of year                                            1,215,793,546     855,072,888
   Transfer from Copeland Associates, Inc.                         28,135,653         --
   Transfer from TESIP                                          1,111,942,625         --
   Transfer to United HealthCare Corp.                           (107,024,238)         --
   Transfer from Lehman Brothers Holdings, Inc.                    --                  91,096
                                                              ---------------  ---------------
   End of year                                                $2,859,499,288   $1,215,793,546
                                                              ---------------  ---------------
                                                              ---------------  ---------------

See accompanying notes to financial statements.

                      TRAVELERS GROUP 401(k) SAVINGS PLAN

                         NOTES TO FINANCIAL STATEMENTS

                           DECEMBER 31, 1996 AND 1995

1. PLAN DESCRIPTION

The following brief description of Travelers Group 401(k) Savings Plan (the "Plan") is provided for general information purposes only. Participants should refer to the Travelers Group 401(k) Savings Plan Document (as amended and restated as of June 1, 1996) for more complete information.

The Plan covers all eligible employees of Travelers Group Inc. ("Travelers"), the Plan sponsor, and eligible employees of subsidiaries and affiliates of Travelers (the "Company") as may become participating companies. The Plan is administered by the Plans Administration Committee of Travelers Group Inc. ("Plan Administrator").

Effective as of January 1, 1996, the Travelers Savings, Investment and Stock Ownership Plan ("TESIP") and the 401(k) Retirement and Profit Sharing Plan of Copeland Associates, Inc. ("Copeland") were merged into the Plan. Effective January 2, 1996, all assets and liabilities attributable to participants employed by MetraHealth Companies, Inc. or affiliates thereof ("MetraHealth") who were included in TESIP were transferred to the United HealthCare Corporation 401(k) Savings Plan pursuant to an agreement between Travelers and MetraHealth ("MetraHealth 401(k) Transfer") in connection with the acquisition of MetraHealth by United HealthCare Corporation. Following the MetraHealth 401(k) Transfer, Travelers has no further obligation to provide any benefits to MetraHealth participants under the Plan.

The TESIP merger resulted in a $1,004,918,387 increase in net assets available for plan benefits, net of the $107,024,238 transferred to the United HealthCare Corporation 401(k) Savings Plan attributable to MetraHealth participants. The Copeland merger resulted in a $28,135,653 increase in net assets available for plan benefits.

During 1993, following the acquisition by the Company of the domestic retail brokerage and asset management businesses of Shearson Lehman Brothers Holdings, Inc. ("Shearson"), the net assets of the 401(k) savings plan sponsored by Shearson (the "Shearson Plan") that were attributable to the participants included in the acquisition were transferred to the Plan. During 1995, as prescribed by the acquisition document, additional transfers were made between Lehman Brothers Holdings, Inc. and the Plan.

The Plan is a defined contribution plan designed to encourage savings on the part of eligible employees. Eligible employees may elect to have a portion of their regular pay, including overtime, reduced each pay period, in any one percent increment, by an amount from 1% to 15% of their compensation (subject to a statutory limitation of $9,500 and $9,240 for 1996 and 1995, respectively) as pre-tax contributions, and the Company will make a contribution, equal to a specified percentage of the participant's contribution, on their behalf as a pre-tax contribution.

Employee pre-tax contributions and employer contributions, as well as the earnings thereon, are taxed to the participant only at the time of distribution. Travelers, for itself or on behalf of the Company, as appropriate, contributes a matching employer contribution on behalf of each participant as of the last day of the Plan year. For the years ended December 31, 1996 and 1995, the matching employer contribution made by Travelers

                      TRAVELERS GROUP 401(k) SAVINGS PLAN

                         NOTES TO FINANCIAL STATEMENTS


1. PLAN DESCRIPTION (CONTINUED)

equaled 100% of each participant's pre-tax contributions up to an annual maximum of $1,000. In addition, Travelers, for itself or on behalf of the Company, makes contributions on behalf of eligible employees who elect to have pre-tax contributions invested in the Travelers Common Stock Fund by having such contributions invested at a 5% discount from the fair value of such stock ("discount contributions").

On June 15, 1989, TESIP was amended to include an Employee Stock Ownership Plan (the "ESOP"). On June 21, 1989, the ESOP borrowed $200 million, at a variable interest rate, from Chase Manhattan Bank. The variable interest rate, which is adjusted monthly, was 5.01% as of December 31, 1996. Increasing semi-annual payments that began January 1, 1990 will fully amortize the debt by January 1, 1998. Principal payments made during 1996 totaled $32.4 million. The minimum principal payments to be made in 1997 and 1998 are $17.5 million and $17.4 million, respectively. The loan is guaranteed by Travelers Group Inc.

On June 21, 1989, the trustee for the ESOP, Fleet Bank, purchased 3,755,869 shares of Travelers Corporation Series A Preference Stock for the ESOP for $200 million with the proceeds of the loan. On December 31, 1993, in conjunction with the merger of the Travelers Corporation into Travelers, the shares of Series A Preference Stock were converted into shares of Travelers Series C Convertible Preferred Stock, which have substantially the same rights and privileges as the shares so converted. The Series C Convertible Preferred Stock is pledged as collateral for the loan and is being released from collateral as the loan is repaid. The Company matches pre-tax contributions by employees as described above with the Series C Convertible Preferred Stock valued at the greater of its minimum value of $53.25 per share or the estimated fair value of the Series C Convertible Preferred Stock determined as described in note 2. Each share of Series C Convertible Preferred Stock is guaranteed by Travelers at a minimum value of $53.25 and is entitled to receive a cumulative annual divided of $4.53. Such dividends are reinvested in additional shares of Series C Convertible Preferred Stock at a cost equal to the value determined as described in note 2. These shares are then subject to the same guaranteed minimum value. The Series C Convertible Preferred Stock may be held only by the ESOP trustee. The Series C Preferred is convertible into one share of Travelers common stock for each $32.98 of stated value of Series C Preferred, subject to antidilution adjustments in certain circumstances.

As of December 31, 1996, participants in the ESOP had an aggregate beneficial interest in Series C Convertible Preferred Stock totaling $220.2 million (2,705,589 shares based on the $81.40 per share estimated fair value at December 31, 1996). In addition, at December 31, 1996, the ESOP had an aggregate beneficial interest in Series C Convertible Preferred Stock totaling $30.9 million (380,023 shares based on the $81.40 per share estimated fair value at December 31, 1996), which was unallocated to participants in the ESOP.

Although it has not expressed any intention to do so, Travelers has the right under the Plan to discontinue its contributions at any time and to terminate the Plan subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). In the event of Plan termination, either full or partial, all amounts credited to the participants' accounts shall become 100 percent vested and, therefore, will not be subject to forfeiture.

                      TRAVELERS GROUP 401(k) SAVINGS PLAN

                         NOTES TO FINANCIAL STATEMENTS


1. PLAN DESCRIPTION (CONTINUED)

FUND TRANSFERS AND ALLOCATION OF CONTRIBUTIONS

Participants may elect to divide their contributions among the funds included in the Plan in increments divisible by 5%.

Matching employer contributions are invested in the Travelers Common Stock Fund and the ESOP.

A participant may elect to suspend his/her pre-tax contributions, as soon as administratively practicable, by filing prior written notice with the Plan Administrator. Such participant may thereafter resume pre-tax contributions as of the first pay period beginning in any calendar month, subject to the Plan's notice requirements. In addition, a participant may change the rate of his/her pre-tax contributions as of the first pay period beginning in any calendar month, subject to the Plan's notice requirements.

A participant may elect to change the allocation of future pre-tax contributions among the funds once each calendar month as of the first day of any pay period, subject to the Plan's notice requirements.

A participant may elect to transfer the value of his/her pre-tax contributions in increments divisible by 5% or a specified number of whole shares from one or more of the investment funds to another investment fund or funds once each calendar month. The transfer will be effective as of the last business day of the calendar month subject to the Plan's notice requirements.

CONTRIBUTIONS

The rights of a participant to his/her pre-tax contributions and any earnings thereon are at all times fully vested and non-forfeitable. Matching employer contributions are fully vested and non-forfeitable for those participants whose initial date of employment is before January 1, 1992. For those participants whose initial date of employment is on or after January 1, 1992, matching employer contributions are 100% vested and non-forfeitable after five years of service. Forfeitures of employer matching contributions to the Plan by participants that terminate employment prior to becoming fully vested are used to reduce future employer contributions to the Plan. Forfeitures not yet utilized to reduce contributions are reflected as a liability in the statements of net assets available for plan benefits.

ROLLOVER AND TRANSFER CONTRIBUTIONS

The Plan permits participants to have their interests in other qualified profit-sharing plans transferred to the Plan or to make rollover contributions into the Plan from an individual retirement account (or similar arrangement) resulting from a rollover from another qualified plan or directly from another qualified plan. Such transfers or rollovers to the Plan may only be made with the approval of the Plan Administrator and do not affect any other contributions made by or on behalf of a participant.

                      TRAVELERS GROUP 401(k) SAVINGS PLAN

                        NOTES TO FINANCIAL STATEMENTS


1. PLAN DESCRIPTION (CONTINUED)

LOANS

Subject to the Plan's provisions and the requirements contained within ERISA and the Internal Revenue Code of 1986, as amended (the "Code"), a participant may apply for a loan from the Plan at an annual interest rate equal to one percentage point above the Prime Rate published in THE WALL STREET JOURNAL for the first business day of the month in which the loan application is received. The loan repayment by a participant who is employed by the Company is generally made through after-tax payroll deductions.

WITHDRAWALS

Prior to termination of employment, a participant may withdraw, as of the last business day of any month, subject to the Plan's notice requirements, all or a portion of the value of his or her rollover contributions account (with the exception of certain participants), all or any portion of the vested value of his/her account if the participant has attained age 59-1/2 or becomes totally and permanently disabled, or all or any portion of the value of his/her pre-tax contributions account in the event of demonstrated financial hardship, subject to the Plan's provisions.

Withdrawals to which a participant is entitled are the amounts that can be provided by the contributions and income thereon (including net realized and unrealized investment gains and losses) allocated to each participant's account. Withdrawals from the Travelers Common Stock Fund, the Travelers Property Casualty Corp. Common Stock Fund ("TAP Common Stock Fund") and the American Express Common Stock Fund may be paid in either shares of common stock or cash at the discretion of the participant. Fractional shares and withdrawals from other funds are paid in cash.

DISTRIBUTIONS

The participant shall have the total of his/her account distributed in a lump-sum payment on the last business day of the month coincident with his/her retirement date. If the participant leaves the Company before retirement, he/she may elect to have his/her account distributed to him/her as of the last business day of the month coincident to his/her last day of employment. Distributions from the Travelers Common Stock Fund, the TAP Common Stock Fund and the American Express Common Stock Fund may be paid in either shares of common stock or cash at the discretion of the participant. Distributions from the ESOP may be paid in either shares of Travelers common stock or cash at the discretion of the participant. Fractional shares and distributions from other funds are paid in cash.

OTHER INFORMATION

During 1996, the Smith Barney Income Return Fund and the Smith Barney High Income Fund were terminated, and upon termination, no more contributions were accepted to these funds. As of January 2, 1997, all balances in these funds were transferred to other funds in the Plan as elected by the participants or, where elections were not made, the funds were temporarily transferred to the Smith Barney Money Fund.

During 1995, the assets of the Smith Barney Global Opportunities Fund were transferred to the Smith Barney Money Fund.

                      TRAVELERS GROUP 401(K) SAVINGS PLAN

                        NOTES TO FINANCIAL STATEMENTS


1. PLAN DESCRIPTION (CONTINUED)

On April 26, 1995, the shareholders of Travelers approved an amendment changing the Company's name from The Travelers Inc. to Travelers Group Inc. Subsequent to this date, the Plan changed its name from The Travelers Inc. 401(k) Savings Plan to Travelers Group 401(k) Savings Plan and The Travelers Inc. Common Stock Fund changed its name to Travelers Group Inc. Common Stock Fund.


2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

(a) Accounting Method

    The financial statements of the Plan have been prepared on the accrual basis of accounting.

(b) Investment Valuation and Income Recognition

    The following listing details the determination of the fair value of each of the Plan's investments at year end:

       The shares of common stock held by the Travelers Common Stock Fund, TAP Common Stock Fund and American Express Common Stock Fund are valued at the last reported sale price on the New York Stock Exchange for the last business day of the year.

       The shares of the following registered investment companies are valued at the net asset value per share as of December 31, 1996 and 1995, as determined by Van Kampen American Capital:

          VAN KAMPEN AMERICAN CAPITAL COMSTOCK FUND
          VAN KAMPEN AMERICAN CAPITAL EMERGING GROWTH FUND
          VAN KAMPEN AMERICAN CAPITAL ENTERPRISE FUND
          VAN KAMPEN AMERICAN CAPITAL GOVERNMENT SECURITIES FUND
          VAN KAMPEN AMERICAN CAPITAL RESERVE FUND
          COMMON SENSE GOVERNMENT FUND
          COMMON SENSE GROWTH & INCOME FUND
          COMMON SENSE GROWTH FUND
          COMMON SENSE MONEY MARKET FUND

                      TRAVELERS GROUP 401(k) SAVINGS PLAN

                        NOTES TO FINANCIAL STATEMENTS


2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

       The shares of the following registered investment companies are valued at the net asset value per share as of December 31, 1996 and 1995, as determined by Smith Barney Mutual Funds Management Inc.:

          SMITH BARNEY EQUITY INCOME FUND
          SMITH BARNEY INTERNATIONAL EQUITY FUND
          SMITH BARNEY MONEY FUND
          SMITH BARNEY AGGRESSIVE GROWTH FUND
          SMITH BARNEY APPRECIATION FUND
          SMITH BARNEY DIVERSIFIED STRATEGIC INCOME FUND
          SMITH BARNEY UTILITIES FUND
          SMITH BARNEY U.S. GOVERNMENT SECURITIES FUND
          SMITH BARNEY SPECIAL EQUITIES FUND
          SMITH BARNEY MANAGED GROWTH FUND

       The shares of the following registered investment companies are valued at the net asset value per share as of December 31, 1996, as determined by the Copeland Administrative Operations Inc.:

          AMERICAN ODYSSEY CORE EQUITY FUND
          AMERICAN ODYSSEY EMERGING FUND
          AMERICAN ODYSSEY INTERNATIONAL FUND
          AMERICAN ODYSSEY LONG-TERM BOND FUND
          AMERICAN ODYSSEY INTERMEDIATE-TERM BOND FUND
          AMERICAN ODYSSEY SHORT-TERM BOND FUND
          AMERICAN ODYSSEY IN-TIME INVESTING FUNDS

       The shares of the following registered investment companies are valued at the net asset value per share as of December 31, 1996, as determined by the State Street Bank & Trust Company:

          S&P 500 Flagship Fund
          Russell 2000 Fund

       Short-term money market investments, the Loan Fund and the Deferred Profit Sharing Plan are valued at cost plus earned interest which approximates fair value. Guaranteed investment contracts, which are included in the guaranteed income funds, are valued at contract value which approximates fair value. The ESOP Fund is carried at estimated fair value, which is the greater of the minimum value of $53.25 per share, or estimated fair value as determined from an appraisal prepared by an independent appraiser. The Universal Life Insurance is carried at contract value, which approximates fair value as reported to the Plan by TransAmerica Assurance Company. Participant loans receivable are valued at cost which approximates fair value.

       A significant concentration of the Plan's assets are invested in or managed by the Company (see note 5 regarding related party transactions).

                      TRAVELERS GROUP 401(k) SAVINGS PLAN

                        NOTES TO FINANCIAL STATEMENTS


2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

       Purchases and sales of securities are recorded on a trade date basis. Interest income is recorded on the accrual basis and is net of interest charges incurred on ESOP debt. Dividends are recorded on the ex-dividend date.

       Net appreciation in the fair value of investments includes the Plan's investments bought, sold and held during the year.

(c) Payment of Benefits

    Benefits are recorded when paid.

(d) Use of Estimates in the Preparation of the Financial Statements

    The preparation of financial statements in conformity with generally accepted accounting principles requires the Plan Administrator to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the accounting period. Actual results could differ from those estimates.

(e) Reclassification

    Certain reclassifications have been made to prior year's financial statements to conform to the current year's presentation.

3. INVESTMENTS

    During the years ended December 31, 1996 and 1995, the Plan's investments (including investments bought, sold and held) appreciated in value by $421,845,008 and $238,944,182, respectively, as follows:

                                                                     1996           1995
                                                                --------------  -------------
Stock funds                                                     $  294,827,004  $ 169,831,278
Mutual funds                                                       127,018,004     69,112,904
                                                                --------------  -------------
                                                                $  421,845,008  $ 238,944,182
                                                                --------------  -------------
                                                                --------------  -------------

                      TRAVELERS GROUP 401(k) SAVINGS PLAN

                         NOTES TO FINANCIAL STATEMENTS

3. INVESTMENTS (CONTINUED)


    A summary of the investments in the Plan as of December 31, 1996 and 1995 is listed below. "Funds not yet invested" represent the line item "cash" on the accompanying statements of net assets available for plan benefits. Such amounts are included in a short-term liquid reserve fund pending allocation to the appropriate investment funds.

1996 INVESTMENT FUND                                                COST           VALUE
--------------------------------------------------------------  -------------  --------------
Deferred Profit Sharing Plan
   Invested                                                     $      69,738  $       69,738
                                                                -------------  --------------
     Total                                                             69,738          69,738
                                                                -------------  --------------
Travelers Common Stock Fund
   Invested                                                       332,313,775     871,309,221
   Funds not yet invested                                           1,363,307       1,363,307
                                                                -------------  --------------
     Total                                                        333,677,082     872,672,528
                                                                -------------  --------------
American Express Common Stock Fund
   Invested                                                        45,233,192      92,516,434
   Funds not yet invested                                               6,046           6,046
                                                                -------------  --------------
     Total                                                         45,239,238      92,522,480
                                                                -------------  --------------
Van Kampen American Capital Reserve Fund
   Invested                                                        11,293,897      11,293,897
   Funds not yet invested                                                  72              72
                                                                -------------  --------------
     Total                                                         11,293,969      11,293,969
                                                                -------------  --------------
Van Kampen American Capital Enterprise Fund
   Invested                                                        35,088,837      40,325,261
   Funds not yet invested                                                 781             781
                                                                -------------  --------------
     Total                                                         35,089,618      40,326,042
                                                                -------------  --------------
Van Kampen American Capital Government Securities Fund
   Invested                                                         4,960,687       4,800,137
   Funds not yet invested                                                  31              31
                                                                -------------  --------------
     Total                                                          4,960,718       4,800,168
                                                                -------------  --------------
Van Kampen American Capital Comstock Fund
   Invested                                                        12,065,019      11,538,961
   Funds not yet invested                                                  89              89
                                                                -------------  --------------
     Total                                                         12,065,108      11,539,050
                                                                -------------  --------------

                      TRAVELERS GROUP 401(k) SAVINGS PLAN

                        NOTES TO FINANCIAL STATEMENTS

3. INVESTMENTS (CONTINUED)

1996 INVESTMENT FUND                                                COST           VALUE
--------------------------------------------------------------  -------------  --------------
Van Kampen American Capital Emerging Growth Fund
   Invested                                                     $  93,333,932  $  115,878,893
   Funds not yet invested                                                 683             683
                                                                -------------  --------------
     Total                                                         93,334,615     115,879,576
                                                                -------------  --------------
Common Sense Money Market Fund
   Invested                                                         2,424,328       2,424,328
   Funds not yet invested                                                 102             102
                                                                -------------  --------------
     Total                                                          2,424,430       2,424,430
                                                                -------------  --------------
Common Sense Government Fund
   Invested                                                           897,874         848,658
   Funds not yet invested                                                  15              15
                                                                -------------  --------------
     Total                                                            897,889         848,673
                                                                -------------  --------------
Common Sense Growth & Income Fund
   Invested                                                         3,261,771       3,460,659
   Funds not yet invested                                                 827             827
                                                                -------------  --------------
     Total                                                          3,262,598       3,461,486
                                                                -------------  --------------
Common Sense Growth Fund
   Invested                                                         3,675,207       4,094,073
   Funds not yet invested                                                  41              41
                                                                -------------  --------------
     Total                                                          3,675,248       4,094,114
                                                                -------------  --------------
Smith Barney Equity Income Fund
   Invested                                                       100,026,545     113,137,894
   Funds not yet invested                                             108,145         108,145
                                                                -------------  --------------
     Total                                                        100,134,690     113,246,039
                                                                -------------  --------------
Smith Barney U.S. Government Securities Fund
   Invested                                                        19,656,510      19,514,448
   Funds not yet invested                                              28,106          28,106
                                                                -------------  --------------
     Total                                                         19,684,616      19,542,554
                                                                -------------  --------------

                      TRAVELERS GROUP 401(k) SAVINGS PLAN

                        NOTES TO FINANCIAL STATEMENTS


3. INVESTMENTS (CONTINUED)

1996 INVESTMENT FUND                                                COST           VALUE
--------------------------------------------------------------  -------------  --------------
Smith Barney Income Return Fund
   Funds not yet invested                                       $         500  $          500
                                                                -------------  --------------
     Total                                                                500             500
                                                                -------------  --------------
Smith Barney Money Fund
   Invested                                                        36,960,963      36,960,963
   Funds not yet invested                                                 782             782
                                                                -------------  --------------
     Total                                                         36,961,745      36,961,745
                                                                -------------  --------------
Smith Barney International Equity Fund
   Invested                                                       108,446,719     123,570,164
   Funds not yet invested                                             120,492         120,492
                                                                -------------  --------------
     Total                                                        108,567,211     123,690,656
                                                                -------------  --------------
Smith Barney High Income Fund
   Funds not yet invested                                                 682             682
                                                                -------------  --------------
     Total                                                                682             682
                                                                -------------  --------------
Smith Barney Aggressive Growth Fund
   Invested                                                        25,469,615      33,026,655
   Funds not yet invested                                                 807             807
                                                                -------------  --------------
     Total                                                         25,470,422      33,027,462
                                                                -------------  --------------
Smith Barney Appreciation Fund
   Invested                                                       121,128,556     153,001,216
                                                                -------------  --------------
     Total                                                        121,128,556     153,001,216
                                                                -------------  --------------
Smith Barney Diversified Strategic Income Fund
   Invested                                                        17,350,256      17,442,154
   Funds not yet invested                                                 846             846
                                                                -------------  --------------
     Total                                                         17,351,102      17,443,000
                                                                -------------  --------------


                      TRAVELERS GROUP 401(k) SAVINGS PLAN

                        NOTES TO FINANCIAL STATEMENTS


3. INVESTMENTS (CONTINUED)

1996 INVESTMENT FUND                                                COST           VALUE
--------------------------------------------------------------  -------------  --------------
Smith Barney Utilities Fund
   Invested                                                     $  12,770,411   $  13,271,144
   Funds not yet invested                                              30,120          30,120
                                                                -------------   -------------
     Total                                                         12,800,531      13,301,264
                                                                -------------   -------------
Smith Barney Guaranteed Income Fund
   Invested                                                       146,832,175     146,832,175
   Funds not yet invested                                             160,998         160,998
                                                                -------------   -------------
     Total                                                        146,993,173     146,993,173
                                                                -------------   -------------
Smith Barney Special Equities Fund
   Invested                                                        13,533,860      12,672,596
   Funds not yet invested                                                 770             770
                                                                 ------------   -------------
     Total                                                         13,534,630      12,673,366
                                                                 -------------  -------------
Smith Barney Managed Growth Fund
   Invested                                                        20,348,755      22,293,836
   Funds not yet invested                                                 757             757
                                                                 -------------  -------------
     Total                                                         20,349,512      22,294,593
                                                                  ------------  -------------
Term Interest Guarantee Contracts
   Invested                                                         9,842,206       9,842,206
                                                                 -------------  -------------
     Total                                                          9,842,206       9,842,206
                                                                 -------------  -------------
Universal Life Insurance
   Invested                                                            42,020          42,020
                                                                 -------------  -------------
     Total                                                             42,020          42,020
                                                                 -------------  -------------
American Odyssey Core Equity Fund
   Invested                                                         6,580,650       7,370,760
                                                                 -------------  -------------
     Total                                                          6,580,650       7,370,760
                                                                 -------------  -------------
American Odyssey Emerging Fund
   Invested                                                         4,329,452       5,117,401
                                                                 -------------  -------------
     Total                                                          4,329,452       5,117,401
                                                                 -------------  -------------

                      TRAVELERS GROUP 401(k) SAVINGS PLAN

                        NOTES TO FINANCIAL STATEMENTS


3. INVESTMENTS (CONTINUED)

1996 INVESTMENT FUND                                                  COST            VALUE
--------------------------------------------------------------   --------------  ----------------
American Odyssey International Fund
   Invested                                                      $   4,143,706   $      4,328,109
                                                                 --------------  ----------------
     Total                                                           4,143,706          4,328,109
                                                                 --------------  ----------------
American Odyssey Long-Term Bond Fund
   Invested                                                            944,780          1,020,989
                                                                 --------------  ----------------
     Total                                                             944,780          1,020,989
                                                                 --------------  ----------------

American Odyssey Intermediate-Term Bond Fund
   Invested                                                            572,788            588,449
                                                                 --------------  ----------------
     Total                                                             572,788            588,449
                                                                 --------------  ----------------
American Odyssey Short-Term Bond Fund
   Invested                                                            336,584            333,958
                                                                 --------------  ----------------
     Total                                                             336,584            333,958
                                                                 --------------  ----------------
American Odyssey Core Equity Fund-In-Time
 Investing Funds
   Invested                                                            529,017            522,823
                                                                 --------------  ----------------
     Total                                                             529,017            522,823
                                                                 --------------  ----------------
American Odyssey Short-Term Bond Fund-In-Time
 Investing Funds
   Invested                                                            132,401            130,850
                                                                 --------------  ----------------
     Total                                                             132,401            130,850
                                                                 --------------  ----------------
TESIP Fixed Fund
   Invested                                                        396,851,788        396,851,788
                                                                 --------------  ----------------
     Total                                                         396,851,788        396,851,788
                                                                 --------------  ----------------
Fixed IRA Fund
   Invested                                                         61,959,660         61,959,660
                                                                 --------------  ----------------
     Total                                                          61,959,660         61,959,660
                                                                 --------------  ----------------
Russell 2000 Fund
   Invested                                                         34,169,822         46,096,698
   Funds not yet invested                                                  182                182
                                                                 --------------  ----------------
     Total                                                          34,170,004         46,096,880
                                                                 --------------  ----------------

                                       15

                      TRAVELERS GROUP 401(k) SAVINGS PLAN

                         NOTES TO FINANCIAL STATEMENTS

3. INVESTMENTS (CONTINUED)

1996 INVESTMENT FUND                                                                 COST             VALUE
-----------------------------------------------------------------------------  ----------------  ----------------
S&P 500 Flagship Fund
    Invested                                                                   $     52,460,900  $     79,731,555
    Funds not yet invested                                                                  598               598
                                                                               ----------------  ----------------
        Total                                                                        52,461,498        79,732,153
                                                                               ----------------  ----------------
ESOP Fund
    Invested                                                                        164,521,877       251,168,817
    Funds not yet invested                                                            7,579,000         7,579,000
                                                                               ----------------  ----------------
        Total                                                                       172,100,877       258,747,817
                                                                               ----------------  ----------------
Stable Fund
    Invested                                                                         18,263,998        18,263,998
                                                                               ----------------  ----------------
        Total                                                                        18,263,998        18,263,998
                                                                               ----------------  ----------------
TAP Common Stock Fund
    Invested                                                                         45,529,053        67,457,543
    Funds not yet invested                                                                1,176             1,176
                                                                               ----------------  ----------------
        Total                                                                        45,530,229        67,458,719
                                                                               ----------------  ----------------
Loan Fund
    Invested                                                                         66,269,195        66,269,195
                                                                               ----------------  ----------------
        Total                                                                        66,269,195        66,269,195
                                                                               ----------------  ----------------
        1996 Total Investments                                                 $  2,044,028,474  $  2,876,786,279
                                                                               ----------------  ----------------
                                                                               ----------------  ----------------
1995 INVESTMENT FUNDS
---------------------

Travelers Common Stock Fund
    Invested                                                                   $    151,907,915  $    304,814,224
    Funds not yet invested                                                              655,686           655,686
                                                                               ----------------  ----------------
        Total                                                                       152,563,601       305,469,910
                                                                               ----------------  ----------------
Van Kampen American Capital Reserve Fund
    Invested                                                                         11,496,598        11,496,598
    Funds not yet invested                                                                2,563             2,563
                                                                               ----------------  ----------------
        Total                                                                        11,499,161        11,499,161
                                                                               ----------------  ----------------

                      TRAVELERS GROUP 401(k) SAVINGS PLAN

                         NOTES TO FINANCIAL STATEMENTS

3. INVESTMENTS (CONTINUED)

1995 INVESTMENT FUNDS                                                                COST             VALUE
-----------------------------------------------------------------------------  ----------------  ----------------
Van Kampen American Capital Government Securities Fund
    Invested                                                                   $      5,140,310  $      5,150,591
    Funds not yet invested                                                                1,250             1,250
                                                                               ----------------  ----------------
        Total                                                                         5,141,560         5,151,841
                                                                               ----------------  ----------------
Van Kampen American Capital Comstock Fund
    Invested                                                                         10,272,639         9,525,110
    Funds not yet invested                                                                1,967             1,967
                                                                               ----------------  ----------------
        Total                                                                        10,274,606         9,527,077
                                                                               ----------------  ----------------
Van Kampen American Capital Emerging Growth Fund
    Invested                                                                         72,433,796        85,204,531
    Funds not yet invested                                                                3,639             3,639
                                                                               ----------------  ----------------
        Total                                                                        72,437,435        85,208,170
                                                                               ----------------  ----------------
Common Sense Money Market Fund
    Invested                                                                          2,732,191         2,732,189
    Funds not yet invested                                                                1,133             1,133
                                                                               ----------------  ----------------
        Total                                                                         2,733,324         2,733,322
                                                                               ----------------  ----------------
Common Sense Government Fund
    Invested                                                                            910,107           887,600
    Funds not yet invested                                                                  575               575
                                                                               ----------------  ----------------
        Total                                                                           910,682           888,175
                                                                               ----------------  ----------------
Common Sense Growth & Income Fund
    Invested                                                                          3,069,018         3,233,904
    Funds not yet invested                                                                  946               946
                                                                               ----------------  ----------------
        Total                                                                         3,069,964         3,234,850
                                                                               ----------------  ----------------
Common Sense Growth Fund
    Invested                                                                          3,782,938         3,927,164
    Funds not yet invested                                                                1,101             1,101
                                                                               ----------------  ----------------
        Total                                                                         3,784,039         3,928,265
                                                                               ----------------  ----------------
Loan Fund
    Invested                                                                         39,611,649        39,611,649
                                                                               ----------------  ----------------
        Total                                                                        39,611,649        39,611,649
                                                                               ----------------  ----------------

                      TRAVELERS GROUP 401(k) SAVINGS PLAN

                         NOTES TO FINANCIAL STATEMENTS

3. INVESTMENTS (CONTINUED)

1995 INVESTMENT FUNDS                                                                COST             VALUE
-----------------------------------------------------------------------------  ----------------  ----------------
Smith Barney Income and Growth Fund
    Invested                                                                   $     85,293,431  $     98,655,385
    Funds not yet invested                                                                  810               810
                                                                               ----------------  ----------------
        Total                                                                        85,294,241        98,656,195
                                                                               ----------------  ----------------
Smith Barney U.S. Government Securities Fund
    Invested                                                                         20,582,957        20,923,181
    Funds not yet invested                                                                  900               900
                                                                               ----------------  ----------------
        Total                                                                        20,583,857        20,924,081
                                                                               ----------------  ----------------
Smith Barney Income Return Fund
    Invested                                                                          5,706,488         5,768,707
    Funds not yet invested                                                                  883               883
                                                                               ----------------  ----------------
        Total                                                                         5,707,371         5,769,590
                                                                               ----------------  ----------------
Smith Barney Money Fund
    Invested                                                                         31,271,665        31,271,665
    Funds not yet invested                                                                  887               887
                                                                               ----------------  ----------------
        Total                                                                        31,272,552        31,272,552
                                                                               ----------------  ----------------
Smith Barney International Equity Fund
    Invested                                                                         93,116,193        94,757,657
    Funds not yet invested                                                                  773               773
                                                                               ----------------  ----------------
        Total                                                                        93,116,966        94,758,430
                                                                               ----------------  ----------------
Van Kampen American Capital Enterprise Fund
    Invested                                                                         26,717,625        27,640,186
    Funds not yet invested                                                                  797               797
                                                                               ----------------  ----------------
        Total                                                                        26,718,422        27,640,983
                                                                               ----------------  ----------------
Smith Barney High Income Fund
    Invested                                                                          9,123,829         8,670,973
    Funds not yet invested                                                                  816               816
                                                                               ----------------  ----------------
        Total                                                                         9,124,645         8,671,789
                                                                               ----------------  ----------------
Smith Barney Aggressive Growth Fund
    Invested                                                                         24,577,162        33,112,710
    Funds not yet invested                                                                  839               839
                                                                               ----------------  ----------------
        Total                                                                        24,578,001        33,113,549
                                                                               ----------------  ----------------
Smith Barney Appreciation Fund
    Invested                                                                        106,488,345       131,250,468
    Funds not yet invested                                                                  815               815
                                                                               ----------------  ----------------
         Total                                                                      106,489,160       131,251,283
                                                                               ----------------  ----------------

                      TRAVELERS GROUP 401(k) SAVINGS PLAN

                         NOTES TO FINANCIAL STATEMENTS

3. INVESTMENTS (CONTINUED)

1995 INVESTMENT FUNDS                                                                COST             VALUE
-----------------------------------------------------------------------------  ----------------  ----------------
Smith Barney Diversified Strategic Income Fund
    Invested                                                                   $     14,507,017  $     14,289,961
    Funds not yet invested                                                                  656               656
                                                                               ----------------  ----------------
        Total                                                                        14,507,673        14,290,617
                                                                               ----------------  ----------------
Smith Barney Utilities Fund
    Invested                                                                         13,433,904        14,843,236
    Funds not yet invested                                                                  987               987
                                                                               ----------------  ----------------
        Total                                                                        13,434,891        14,844,223
                                                                               ----------------  ----------------
Smith Barney Guaranteed Income Fund
    Invested                                                                        142,873,227       142,873,227
    Funds not yet invested                                                                9,071             9,071
                                                                               ----------------  ----------------
        Total                                                                       142,882,298       142,882,298
                                                                               ----------------  ----------------
American Express Common Stock Fund
    Invested                                                                         59,124,871        87,464,433
    Funds not yet invested                                                               32,060            32,060
                                                                               ----------------  ----------------
        Total                                                                        59,156,931        87,496,493
                                                                               ----------------  ----------------
Deferred Profit Sharing Plan
    Invested                                                                             66,429            66,429
                                                                               ----------------  ----------------
        Total                                                                            66,429            66,429
                                                                               ----------------  ----------------
Smith Barney Special Equities Fund
    Invested                                                                          4,974,942         5,364,534
    Funds not yet invested                                                                  875               875
                                                                               ----------------  ----------------
        Total                                                                         4,975,817         5,365,409
                                                                               ----------------  ----------------
Smith Barney Managed Growth Fund
    Invested                                                                          9,817,140        10,039,358
    Funds not yet invested                                                                  623               623
                                                                               ----------------  ----------------
        Total                                                                         9,817,763        10,039,981
                                                                               ----------------  ----------------
        1995 Total Investments                                                 $    949,753,038  $  1,194,296,322
                                                                               ----------------  ----------------
                                                                               ----------------  ----------------


4. FEDERAL INCOME TAX CONSEQUENCES

    On November 1, 1996, the Internal Revenue Service issued a determination letter approving the continued exemption of the Plan, as amended and restated as of June 1, 1996, and its underlying trusts from federal income taxes under the Code. In the opinion of the Plan Administrator and the Plan's legal counsel, the Plan and its trusts are operated within the terms of the Plan and in compliance with the applicable rules of the Code.

                      TRAVELERS GROUP 401(k) SAVINGS PLAN

                         NOTES TO FINANCIAL STATEMENTS

4. FEDERAL INCOME TAX CONSEQUENCES (CONTINUED)

    Matching employer contributions, pre-tax contributions, discount contributions and the Plan earnings on all contributions are not taxable to participants until they are withdrawn by or distributed to the participants.

    Also, unrealized appreciation on shares of Travelers common stock, Travelers Property Casualty Corp. common stock and American Express common stock distributed in a qualifying lump-sum distribution is not taxable at the time of distribution.

5. RELATED PARTY TRANSACTIONS

    Certain Plan investments are shares of stock issued by Travelers or its subsidiaries. Travelers is the Plan sponsor as defined by the Plan and, therefore, these transactions qualify as party-in-interest. These transactions are exempt under ERISA section 408(e)(3) given that the Plan is an eligible individual account plan as defined by ERISA.

    Certain Plan investments are shares of registered investment companies (mutual funds, stock funds and investment contracts) that are valued by Smith Barney Mutual Fund Management Inc. ("SB Mutual") and, therefore, would qualify SB Mutual as a party-in-interest.

    Substantially all transactions of the Copeland portion of the Plan involved related parties as the manager of, transfer agent of and dividend disbursement agent for the American Odyssey Funds. Copeland is an indirect wholly owned subsidiary of Travelers. The Travelers Insurance Company, which issued group annuity contracts held by the Plan trustee and provides recordkeeping and other administrative services regarding the Plan, is also an indirect wholly owned subsidiary of Travelers.

6. NET ASSETS AVAILABLE FOR PLAN BENEFITS

    Net assets available for plan benefits as of December 31, 1996 and 1995 consist of the following:

                                                                 1996              1995
                                                           ----------------  ----------------
Vested Benefits..........................................  $  2,799,262,457  $  1,195,529,373
Non-Vested Benefits......................................        60,236,831        20,264,173
                                                           ----------------  ----------------
Total....................................................  $  2,859,499,288  $  1,215,793,546
                                                           ----------------  ----------------
                                                           ----------------  ----------------

    Non-vested benefits are comprised of employer contributions for those participants whose initial date of employment is on or after January 1, 1992 and, therefore, have not rendered five years of service. As a result, these benefits are subject to forfeiture. Forfeitures will be used by Travelers to reduce any future employer contributions. For the years ended December 31, 1996 and 1995, employer contributions were reduced by approximately $5,899,000 and $1,706,000, respectively for forfeitures.

                      TRAVELERS GROUP 401(k) SAVINGS PLAN

                         NOTES TO FINANCIAL STATEMENTS

7. SUBSEQUENT EVENTS

    As of January 1, 1997, the employer contribution match of up to a maximum of $1,000 is no longer effective. In 1997, Travelers will contribute $350 to all full-time employees earning less than $40,000 per annum who are with the Company as of December 31, 1996 through December 31, 1997. A similar amount of $175 will be contributed to all part-time employees with the Company as of December 31, 1996 through December 31, 1997. Employees earning $40,000 per annum or greater will not be eligible to receive any employer matching contribution.

                      TRAVELERS GROUP 401(k) SAVINGS PLAN

                         NOTES TO FINANCIAL STATEMENTS

8. INVESTMENT ALLOCATION WITH FUND INFORMATION

    Employee, employer, and rollover contributions are invested in various funds as indicated in notes 2 and 3. These contributions are directed to each fund at the discretion of the individual participant. Net assets available for plan benefits and changes in net assets available for plan benefits, by fund, are as follows:

                                                                                                       DECEMBER 31, 1996
                                                    --------------------------------------------------------------------
                                                                     VAN KAMPEN         VAN KAMPEN         VAN KAMPEN
                                                     TRAVELERS    AMERICAN CAPITAL   AMERICAN CAPITAL   AMERICAN CAPITAL
                                                    COMMON STOCK      EMERGING          GOVERNMENT          COMSTOCK
                                                        FUND        GROWTH FUND      SECURITIES FUND          FUND
                                                    ------------  ----------------   ----------------   ----------------
Assets
------
Investments (notes 2 and 3)....................... $871,309,221     115,878,893         4,800,137          11,538,961
Cash..............................................    1,363,307             683                31                  89
Receivables:
 Contributions....................................   17,548,498          18,780               115               3,947
 Dividends and other..............................      739,684             183                 2                  18
                                                    ------------  ----------------   ----------------   ----------------
  Total receivables...............................   18,288,182          18,963               117               3,965
                                                    ------------  ----------------   ----------------   ----------------
   Total assets...................................  890,960,710     115,898,539         4,800,285          11,543,015
                                                    ------------  ----------------   ----------------   ----------------
Liabilities
-----------
Forfeiture credits due to employer................      --             --                 --                 --
ESOP note payable.................................      --             --                 --                 --
Payable for investment purchases..................    2,312,421        --                 --                 --
                                                    ------------  ----------------   ----------------   ----------------
Net assets available for plan benefits............ $888,648,289     115,898,539         4,800,285          11,543,015
                                                    ------------  ----------------   ----------------   ----------------
                                                    ------------  ----------------   ----------------   ----------------
Investment activity:
 Dividends........................................    8,458,995       5,006,897           330,011           1,917,568
 Interest.........................................       35,216           2,444               192                 291
 Appreciation (depreciation) in fair value of
  investments.....................................  267,605,848      11,694,267          (222,974)            219,289
                                                    ------------  ----------------   ----------------   ----------------
                                                    276,100,059      16,703,608           107,229           2,137,148
Less: Trustee/administrative expenses.............     (451,621)       (111,678)          (11,359)            (20,574)
                                                    ------------  ----------------   ----------------   ----------------
 Net investment income (loss).....................  275,648,438      16,591,930            95,870           2,116,574
                                                    ------------  ----------------   ----------------   ----------------
Contributions:
 Participant......................................   36,167,440      18,619,707           567,269             986,703
 Employer (note 6)................................   18,690,492        --                 --                 --
                                                    ------------  ----------------   ----------------   ----------------
  Total contributions.............................   54,857,932      18,619,707           567,269             986,703
                                                    ------------  ----------------   ----------------   ----------------
Distributions to participants.....................  (48,266,088)     (7,591,396)         (416,287)           (669,842)
Loan activity, net................................   (1,051,775)       (454,588)          (20,998)            (40,783)
Transfers from (to) other funds...................   23,516,525       3,367,062          (586,618)           (396,158)
                                                    ------------  ----------------   ----------------   ----------------
 Net increase (decrease)..........................  304,705,032      30,532,715          (360,764)          1,996,494
                                                    ------------  ----------------   ----------------   ----------------
Net assets available for plan benefits:
 Beginning of year................................  326,637,197      85,365,824         5,161,049           9,546,521
 Transfers from (to) other plans (note 1).........  257,306,060        --                 --                 --
                                                    ------------  ----------------   ----------------   ----------------
 End of year...................................... $888,648,289     115,898,539         4,800,285          11,543,015
                                                    ------------  ----------------   ----------------   ----------------
                                                    ------------  ----------------   ----------------   ----------------

                                                    ----------------------------------------------------------
                                                       VAN KAMPEN       COMMON        COMMON          COMMON
                                                    AMERICAN CAPITAL     SENSE         SENSE          SENSE
                                                        RESERVE         GROWTH    GROWTH & INCOME   GOVERNMENT
                                                          FUND           FUND          FUND            FUND
                                                    ----------------   ---------  ---------------   ----------
Assets
------
Investments (notes 2 and 3).......................     11,293,897      4,094,073     3,460,659       848,658
Cash..............................................             72             41           827            15
Receivables:
 Contributions....................................            327           (675)      --               (290)
 Dividends and other..............................              8              1             1         --
                                                    ----------------   ---------  ---------------   ----------
  Total receivables...............................            335           (674)            1          (290)
                                                    ----------------   ---------  ---------------   ----------
   Total assets...................................     11,294,304      4,093,440     3,461,487       848,383
                                                    ----------------   ---------  ---------------   ----------
Liabilities
-----------
Forfeiture credits due to employer................       --               --           --              --
ESOP note payable.................................       --               --           --              --
Payable for investment purchases..................       --               --           --              --
                                                    ----------------   ---------  ---------------   ----------
Net assets available for plan benefits............     11,294,304      4,093,440     3,461,487       848,383
                                                    ----------------   ---------  ---------------   ----------
                                                    ----------------   ---------  ---------------   ----------
Investment activity:
 Dividends........................................        502,322         --            41,430        60,340
 Interest.........................................            473            218           124            51
 Appreciation (depreciation) in fair value of
  investments.....................................       --              374,253        95,040       (43,309)
                                                    ----------------   ---------  ---------------   ----------
                                                          502,795        374,471       136,594        17,082
Less: Trustee/administrative expenses.............        (22,771)       (10,077)       (8,952)       (4,450)
                                                    ----------------   ---------  ---------------   ----------
 Net investment income (loss).....................        480,024        364,394       127,642        12,632
                                                    ----------------   ---------  ---------------   ----------
Contributions:
 Participant......................................        665,005        395,981       334,083        74,960
 Employer (note 6)................................       --               --           --              --
                                                    ----------------   ---------  ---------------   ----------
  Total contributions.............................        665,005        395,981       334,083        74,960
                                                    ----------------   ---------  ---------------   ----------
Distributions to participants.....................       (849,439)      (381,487)     (161,536)      (64,444)
Loan activity, net................................        (89,005)       (61,552)      (52,313)       (7,935)
Transfers from (to) other funds...................       (375,565)      (152,162)      (26,275)      (49,971)
                                                    ----------------   ---------  ---------------   ----------
 Net increase (decrease)..........................       (168,980)       165,174       221,601       (34,758)
                                                    ----------------   ---------  ---------------   ----------
Net assets available for plan benefits:
 Beginning of year................................     11,463,284      3,928,266     3,239,886       883,141
 Transfers from (to) other plans (note 1).........       --               --           --              --
                                                    ----------------   ---------  ---------------   ----------
 End of year......................................     11,294,304      4,093,440     3,461,487       848,383
                                                    ----------------   ---------  ---------------   ----------
                                                    ----------------   ---------  ---------------   ----------

                      TRAVELERS GROUP 401(k) SAVINGS PLAN

                          NOTES TO FINANCIAL STATEMENTS

8. INVESTMENT ALLOCATION WITH FUND INFORMATION (CONTINUED)

                                                                                                               DECEMBER 31, 1996
                                                    -----------------------------------------------------------------------------
                                                       COMMON       SMITH BARNEY     SMITH BARNEY      VAN KAMPEN       AMERICAN
                                                       SENSE       U.S. GOVERNMENT      INCOME      AMERICAN CAPITAL    EXPRESS
                                                    MONEY MARKET     SECURITIES         RETURN         ENTERPRISE        COMMON
                                                        FUND            FUND             FUND             FUND         STOCK FUND
                                                    ------------   ---------------   ------------   ----------------   ----------
Assets
------
Investments (notes 2 and 3).......................   $2,424,328      19,514,448          --            40,325,261      92,516,434
Cash..............................................          102          28,106              500              781           6,046
Receivables:
 Contributions....................................          (45)           (354)         --                20,322         --
 Dividends and other..............................            1         546,928        3,604,057               82       2,044,659
                                                    ------------   ---------------   ------------   ----------------   ----------
  Total receivables...............................          (44)        546,574        3,604,057           20,404       2,044,659
                                                    ------------   ---------------   ------------   ----------------   ----------
   Total assets...................................    2,424,386      20,089,128        3,604,557       40,346,446      94,567,139
                                                    ------------   ---------------   ------------   ----------------   ----------
Liabilities
-----------
Forfeiture credits due to employer................      --              --               --              --               --
ESOP note payable.................................      --              --               --              --               --
Payable for investment purchases..................      --              --               --              --               --
                                                     -----------   ---------------   ------------   ----------------   ----------
Net assets available for plan benefits............   $2,424,386      20,089,128        3,604,557       40,346,446      94,567,139
                                                     -----------   ---------------   ------------   ----------------   ----------
                                                     -----------   ---------------   ------------   ----------------   ----------
Investment activity:
 Dividends........................................      111,424       1,415,811          271,346        2,437,673       2,173,442
 Interest.........................................          222             426              113              700           2,358
 Appreciation (depreciation) in fair value of
  investments.....................................      --             (529,098)         (64,620)       4,670,407      27,221,156
                                                    ------------   ---------------   ------------   ----------------   ----------
                                                        111,646         887,139          206,839        7,108,780      29,396,956
Less: Trustee/administrative expenses.............       (7,341)        (24,540)          (9,516)         (35,622)       (105,795)
                                                    ------------   ---------------   ------------   ----------------   ----------
 Net investment income (loss).....................      104,305         862,599          197,323        7,073,158      29,291,161
                                                     -----------   ---------------   ------------   ----------------   ----------
Contributions:
 Participant......................................      121,362       1,877,256          --             5,593,630         --
 Employer (note 6)................................      --              --               --              --               --
                                                    ------------   ---------------   ------------   ----------------   ----------
  Total contributions.............................      121,362       1,877,256          --             5,593,630         --
                                                    ------------   ---------------   ------------   ----------------   ----------
Distributions to participants.....................     (172,303)     (2,019,429)        (207,379)      (2,503,146)     (6,916,999)
Loan activity, net................................      (10,274)        (38,951)         (23,333)          15,127        (713,583)
Transfers from (to) other funds...................     (352,029)     (1,518,873)      (2,131,687)       2,516,439     (14,590,016)
                                                    ------------   ---------------   ------------   ----------------   ----------
 Net increase (decrease)..........................     (308,939)       (837,398)      (2,165,076)      12,695,208       7,070,563
                                                    ------------   ---------------   ------------   ----------------   ----------
Net assets available for plan benefits:
 Beginning of year................................    2,733,325      20,926,526        5,769,633       27,651,238      87,496,576
 Transfers from (to) other plans (note 1).........      --              --               --              --               --
                                                    ------------   ---------------   ------------   ----------------   ----------
 End of year......................................   $2,424,386      20,089,128        3,604,557       40,346,446      94,567,139
                                                    ------------   ---------------   ------------   ----------------   ----------
                                                    ------------   ---------------   ------------   ----------------   ----------

                                                   -------------------------------------------
                                                                   SMITH BARNEY
                                                    SMITH BARNEY    AGGRESSIVE    SMITH BARNEY
                                                        MONEY         GROWTH      APPRECIATION
                                                        FUND           FUND           FUND
                                                    ------------   ------------   ------------
Assets
------
Investments (notes 2 and 3).......................   36,960,963     33,026,655    153,001,216
Cash..............................................          782            807        --
Receivables:
 Contributions....................................       97,306          2,617         38,019
 Dividends and other..............................           84             56        628,000
                                                    ------------   ------------   ------------
 Total receivables................................       97,390          2,673        666,019
                                                    ------------   ------------   ------------
  Total assets....................................   37,059,135     33,030,135    153,667,235
                                                    ------------   ------------   ------------
Liabilities
-----------
Forfeiture credits due to employer................      --             --             --
ESOP note payable.................................      --             --             --
Payable for investment purchases..................      --             --             --
                                                    -----------    -----------   -------------
Net assets available for plan benefits............   37,059,135     33,030,135    153,667,235
                                                    -----------    -----------   -------------
                                                    -----------    -----------   -------------
Investment activity:
 Dividends........................................    1,696,780        844,945     15,083,390
 Interest.........................................        1,172            715          2,676
 Appreciation (depreciation) in fair value of
  investments.....................................      --             141,351     10,769,409
                                                    ------------   ------------   ------------
                                                      1,697,952        987,011     25,855,475
Less: Trustee/administrative expenses.............      (37,035)       (35,809)      (133,592)
                                                    ------------   ------------   ------------
 Net investment income (loss).....................    1,660,917        951,202     25,721,883
                                                    -----------    -----------   -------------
Contributions:
 Participant......................................    4,083,746      4,094,778     14,193,571
 Employer (note 6)................................      --             --             --
                                                    ------------   ------------   ------------
  Total contributions.............................    4,083,746      4,094,778     14,193,571
                                                    ------------   ------------   ------------
Distributions to participants.....................   (3,577,926)    (2,347,107)    (9,179,803)
Loan activity, net................................     (145,104)      (306,909)    (1,030,387)
Transfers from (to) other funds...................    3,653,749     (2,484,570)    (7,298,885)
                                                    ------------   ------------   ------------
 Net increase (decrease)..........................    5,675,382        (92,606)    22,406,379
                                                    ------------   ------------   ------------
Net assets available for plan benefits:
 Beginning of year................................   31,383,753     33,122,741    131,260,856
 Transfers from (to) other plans (note 1).........      --             --             --
                                                    ------------   ------------   ------------
 End of year......................................   37,059,135     33,030,135    153,667,235
                                                    ------------   ------------   ------------
                                                    ------------   ------------   ------------

                      TRAVELERS GROUP 401(k) SAVINGS PLAN

                         NOTES TO FINANCIAL STATEMENTS

8. INVESTMENT ALLOCATION WITH FUND INFORMATION (CONTINUED)

                                                                                                             DECEMBER 31, 1996
                                                    ---------------------------------------------------------------------------
                                                    SMITH BARNEY    SMITH BARNEY                                   SMITH BARNEY
                                                    INTERNATIONAL   DIVERSIFIED    SMITH BARNEY                     GUARANTEED
                                                       EQUITY        STRATEGIC         HIGH        SMITH BARNEY       INCOME
                                                        FUND        INCOME FUND    INCOME FUND    UTILITIES FUND       FUND
                                                    -------------   ------------   ------------   --------------   ------------
Assets
------
Investments (notes 2 and 3).......................  $123,570,164     17,442,154        --           13,271,144     146,832,175
Cash..............................................       120,492            846            682          30,120         160,998
Receivables:
 Contributions....................................        17,537            277        --                  690               8
 Dividends and other..............................        54,598             25      4,598,892         406,322           1,476
                                                    -------------   ------------   ------------   --------------   ------------
  Total receivables...............................        72,135            302      4,598,892         407,012           1,484
                                                    -------------   ------------   ------------   --------------   ------------
   Total assets...................................   123,762,791     17,443,302      4,599,574      13,708,276     146,994,657
                                                    -------------   ------------   ------------   --------------   ------------
Liabilities
-----------
Forfeiture credits due to employer................       --             --             --              --              --
ESOP note payable.................................       --             --             --              --              --
Payable for investment purchases..................       --             --             --              --              --
                                                    -------------   ------------   ------------   --------------   ------------
Net assets available for plan benefits............  $123,762,791     17,443,302      4,599,574      13,708,276     146,994,657
                                                    -------------   ------------   ------------   --------------   ------------
                                                    -------------   ------------   ------------   --------------   ------------
Investment activity:
 Dividends........................................       391,248      1,392,575        748,818       1,126,628         --
 Interest.........................................         2,001            435            214             410      10,277,198
 Appreciation (depreciation) in fair value of
  investments.....................................    14,211,070        279,985        133,944        (781,740)        --
                                                    -------------   ------------   ------------   --------------   ------------
                                                      14,604,319      1,672,995        882,976         345,298      10,277,198
Less: Trustee/administrative expenses.............      (108,933)       (19,984)       (11,894)        (18,744)       (528,595)
                                                    -------------   ------------   ------------   --------------   ------------
 Net investment income (loss).....................    14,495,386      1,653,011        871,082         326,554       9,748,603
                                                    -------------   ------------   ------------   --------------   ------------
Contributions:
 Participant......................................    18,520,479      2,590,957        --            2,186,049      10,191,617
 Employer (note 6)................................       --             --             --              --              --
                                                    -------------   ------------   ------------   --------------   ------------
  Total contributions.............................    18,520,479      2,590,957        --            2,186,049      10,191,617
                                                    -------------   ------------   ------------   --------------   ------------
Distributions to participants.....................    (7,551,649)    (1,407,760)      (536,801)       (952,954)     (8,386,682)
Loan activity, net................................      (322,629)       (25,131)      (129,240)       (124,350)       (838,047)
Transfers from (to) other funds...................     3,851,104        341,746     (4,277,315)     (2,577,182)     (6,599,307)
                                                    -------------   ------------   ------------   --------------   ------------
 Net increase (decrease)..........................    28,992,691      3,152,823     (4,072,274)     (1,141,883)      4,116,184
                                                    -------------   ------------   ------------   --------------   ------------
Net assets available for plan benefits:
 Beginning of year................................    94,770,100     14,290,479      8,671,848      14,850,159     142,878,473
 Transfers from (to) other plans (note 1).........       --             --             --              --              --
                                                    -------------   ------------   ------------   --------------   ------------
 End of year......................................  $123,762,791     17,443,302      4,599,574      13,708,276     146,994,657
                                                    -------------   ------------   ------------   --------------   ------------
                                                    -------------   ------------   ------------   --------------   ------------


                                                    ------------------------------------------
                                                    SMITH BARNEY   SMITH BARNEY   SMITH BARNEY
                                                       EQUITY        SPECIAL        MANAGED
                                                       INCOME        EQUITIES        GROWTH
                                                        FUND           FUND           FUND
                                                    ------------   ------------   ------------
Assets
------
Investments (notes 2 and 3).......................  113,137,894     12,672,596     22,293,836
Cash..............................................      108,145            770            757
Receivables:
 Contributions....................................       21,814         16,568          3,502
 Dividends and other..............................      333,308             43             34
                                                    ------------   ------------   ------------
  Total receivables...............................      355,122         16,611          3,536
                                                    ------------   ------------   ------------
   Total assets...................................  113,601,161     12,689,977     22,298,129
                                                    ------------   ------------   ------------
Liabilities
-----------
Forfeiture credits due to employer................      --             --             --
ESOP note payable.................................      --             --             --
Payable for investment purchases..................      --             --             --
                                                    ------------   ------------   ------------
Net assets available for plan benefits............  113,601,161     12,689,977     22,298,129
                                                    ------------   ------------   ------------
                                                    ------------   ------------   ------------
Investment activity:
 Dividends........................................   15,059,620        273,518        934,257
 Interest.........................................        2,043            283            389
 Appreciation (depreciation) in fair value of
  investments.....................................    1,378,843     (1,256,214)     1,755,064
                                                    ------------   ------------   ------------
                                                     16,440,506       (982,413)     2,689,710
Less: Trustee/administrative expenses.............     (102,036)       (14,778)       (20,052)
                                                    ------------   ------------   ------------
 Net investment income (loss).....................   16,338,470       (997,191)     2,669,658
                                                    ------------   ------------   ------------
Contributions:
 Participant......................................    8,546,997      3,206,465      3,262,947
 Employer (note 6)................................      --             --             --
                                                    ------------   ------------   ------------
  Total contributions.............................    8,546,997      3,206,465      3,262,947
                                                    ------------   ------------   ------------
Distributions to participants.....................   (6,873,477)      (497,096)      (650,751)
Loan activity, net................................     (280,788)        60,728         90,261
Transfers from (to) other funds...................   (2,789,934)     5,541,901      6,876,484
                                                    ------------   ------------   ------------
 Net increase (decrease)..........................   14,941,268      7,314,807     12,248,599
                                                    ------------   ------------   ------------
Net assets available for plan benefits:
 Beginning of year................................   98,659,893      5,375,170     10,049,530
 Transfers from (to) other plans (note 1).........      --             --             --
                                                    ------------   ------------   ------------
 End of year......................................  113,601,161     12,689,977     22,298,129
                                                    ------------   ------------   ------------
                                                    ------------   ------------   ------------

                      TRAVELERS GROUP 401(k) SAVINGS PLAN

                         NOTES TO FINANCIAL STATEMENTS

8. INVESTMENT ALLOCATION WITH FUND INFORMATION (CONTINUED)

                                                                                                  DECEMBER 31, 1996
                                                    -----------------------------------------------------------------------
                                                    DEFERRED
                                                     PROFIT       TESIP       FIXED     S & P 500    RUSSELL
                                                    SHARING       FIXED        IRA       FLAGSHIP      2000        ESOP
                                                      PLAN        FUND         FUND        FUND        FUND        FUND
                                                    --------   -----------  ----------  ----------  ----------  -----------
Assets
------
Investments (notes 2 and 3).......................  $69,738    396,851,788  61,959,660  79,731,555  46,096,698  251,168,817
Cash..............................................    --           --           --             598         182    7,579,000
Receivables:
 Contributions....................................    --          (176,285)     --          90,849      46,108      --
 Dividends and other..............................    --           --           --         --           --           47,347
                                                    --------   -----------  ----------  ----------  ----------  -----------
  Total receivables...............................    --          (176,285)     --          90,849      46,108       47,347
                                                    --------   -----------  ----------  ----------  ----------  -----------
   Total assets...................................   69,738    396,675,503  61,959,660  79,823,002  46,142,988  258,795,164
                                                    --------   -----------  ----------  ----------  ----------  -----------
Liabilities
-----------
Forfeiture credits due to employer................    --           --           --         --           --       12,800,143
ESOP note payable.................................    --           --           --         --           --       34,900,000
Payable for investment purchases..................    --            58,343      --           7,849       4,394      150,414
                                                    --------   -----------  ----------  ----------  ----------  -----------
Net assets available for plan benefits............  $69,738    396,617,160  61,959,660  79,815,153  46,138,594  210,944,607
                                                    --------   -----------  ----------  ----------  ----------  -----------
                                                    --------   -----------  ----------  ----------  ----------  -----------
Investment activity:
 Dividends........................................    3,309        --           --         --           --       17,593,491
 Interest.........................................    --        27,351,646   4,233,052     --           --       (1,986,212)
 Appreciation (depreciation) in fair value of
  investments.....................................    --           --           --      14,224,959   6,410,241   40,252,473
                                                    --------   -----------  ----------  ----------  ----------  -----------
                                                      3,309     27,351,646   4,233,052  14,224,959   6,410,241   55,859,752
Less: Trustee/administrative expenses.............    --           --           --         --           --          --
                                                    --------   -----------  ----------  ----------  ----------  -----------
 Net investment income (loss).....................    3,309     27,351,646   4,233,052  14,224,959   6,410,241   55,859,752
                                                    --------   -----------  ----------  ----------  ----------  -----------
Contributions:
 Participant......................................    --         4,777,710      --      12,187,814   6,457,449      --
 Employer (note 6)................................    --           --           --         --           --       13,275,941
                                                    --------   -----------  ----------  ----------  ----------  -----------
  Total contributions.............................    --         4,777,710      --      12,187,814   6,457,449   13,275,941
                                                    --------   -----------  ----------  ----------  ----------  -----------
Distributions to participants.....................    --       (42,571,721) (7,722,814) (5,441,036) (2,617,212) (14,637,596)
Loan activity, net................................    --          (358,809)     --         --           --          --
Transfers from (to) other funds...................    --          (908,960)     --        (756,492)   (133,326)     398,179
                                                    --------   -----------  ----------  ----------  ----------  -----------
 Net increase (decrease)..........................    3,309    (11,710,134) (3,489,762) 20,215,245  10,117,152   54,896,276
                                                    --------   -----------  ----------  ----------  ----------  -----------
Net assets available for plan benefits:
 Beginning of year................................   66,429        --           --         --           --          --
 Transfers from (to) other plans (note 1).........    --       408,327,294  65,449,422  59,599,908  36,021,442  156,048,331
                                                    --------   -----------  ----------  ----------  ----------  -----------
 End of year......................................  $69,738    396,617,160  61,959,660  79,815,153  46,138,594  210,944,607
                                                    --------   -----------  ----------  ----------  ----------  -----------
                                                    --------   -----------  ----------  ----------  ----------  -----------


                                                    ------------------------

                                                                    TAP
                                                      STABLE    COMMON STOCK
                                                       FUND         FUND
                                                    ----------  ------------
Assets
------
Investments (notes 2 and 3).......................  18,263,998   67,457,543
Cash..............................................      --            1,176
Receivables:
 Contributions....................................     178,394      --
 Dividends and other..............................      --          --
                                                    ----------  ------------
  Total receivables...............................     178,394      --
                                                    ----------  ------------
   Total assets...................................  18,442,392   67,458,719
                                                    ----------  ------------
Liabilities
-----------
Forfeiture credits due to employer................      --          --
ESOP note payable.................................      --          --
Payable for investment purchases..................          54        3,438
                                                    ----------  ------------
Net assets available for plan benefits............  18,442,338   67,455,281
                                                    ----------  ------------
                                                    ----------  ------------
Investment activity:
 Dividends........................................      --          286,379
 Interest.........................................     782,766      --
 Appreciation (depreciation) in fair value of
  investments.....................................      --       22,107,866
                                                    ----------  ------------
                                                       782,766   22,394,245
Less: Trustee/administrative expenses.............      --          --
                                                    ----------  ------------
 Net investment income (loss).....................     782,766   22,394,245
                                                    ----------  ------------
Contributions:
 Participant......................................  18,558,938   45,597,083
 Employer (note 6)................................      --          --
                                                    ----------  ------------
  Total contributions.............................  18,558,938   45,597,083
                                                    ----------  ------------
Distributions to participants.....................    (417,988)    (536,047)
Loan activity, net................................    (793,061)     --
Transfers from (to) other funds...................     311,683      --
                                                    ----------  ------------
 Net increase (decrease)..........................  18,442,338   67,455,281
                                                    ----------  ------------
Net assets available for plan benefits:
 Beginning of year................................      --          --
 Transfers from (to) other plans (note 1).........      --          --
                                                    ----------  ------------
 End of year......................................  18,442,338   67,455,281
                                                    ----------  ------------
                                                    ----------  ------------

                      TRAVELERS GROUP 401(k) SAVINGS PLAN

                        NOTES TO FINANCIAL STATEMENTS

8. INVESTMENT ALLOCATION WITH FUND INFORMATION (CONTINUED)

                                                                                         DECEMBER 31, 1996
                                                    -------------------------------------------------------------------------
                                                       TERM                  AMERICAN     AMERICAN     AMERICAN      AMERICAN
                                                     INTEREST   UNIVERSAL     ODYSSEY      ODYSSEY      ODYSSEY       ODYSSEY
                                                    GUARANTEE     LIFE         CORE       EMERGING   INTERNATIONAL   LONG-TERM
                                                    CONTRACTS   INSURANCE   EQUITY FUND     FUND         FUND        BOND FUND
                                                    ----------  ---------   -----------  ---------   -------------   ---------
Assets
------
Investments (notes 2 and 3).......................  $9,842,206   42,020      7,370,760   5,117,401     4,328,109    1,020,989
Cash..............................................     --         --            --           --          --             --
Receivables:
 Contributions....................................     68,896     --            66,816      74,740        43,956        8,949
 Dividends and other..............................     --         --           435,136     429,450       107,811       52,014
                                                    ----------  ---------   -----------  ---------   -------------  ---------
  Total receivables...............................     68,896     --           501,952     504,190       151,767       60,963
                                                    ----------  ---------   -----------  ---------   -------------  ---------
   Total assets...................................  9,911,102    42,020      7,872,712   5,621,591     4,479,876    1,081,952
                                                    ----------  ---------   -----------  ---------   -------------  ---------
Liabilities
-----------
Forfeiture credits due to employer................     --         --            --           --          --             --
ESOP note payable.................................     --         --            --           --          --             --
Payable for investment purchases..................     --         --            --           --          --             --
                                                    ----------  ---------   -----------  ---------   -------------  ---------
Net assets available for plan benefits............  $9,911,102   42,020      7,872,712   5,621,591     4,479,876    1,081,952
                                                    ----------  ---------   -----------  ---------   -------------  ---------
                                                    ----------  ---------   -----------  ---------   -------------  ---------
Investment activity:
 Dividends........................................     --         --           437,418     429,450       107,811       52,014
 Interest.........................................    807,669     2,203         --           --          --             --
 Appreciation (depreciation) in fair value of
  investments.....................................     --         3,971      1,021,827    (536,264)      942,576      (64,273)
                                                    ----------  ---------   -----------  ---------   -------------  ---------
                                                      807,669     6,174      1,459,245    (106,814)    1,050,387      (12,259)
 Less: Trustee/administrative expenses............     --         --            (7,832)     (6,702)       (4,457)      (1,218)
                                                    ----------  ---------   -----------  ---------   -------------  ---------
  Net investment income (loss)....................    807,669     6,174      1,451,413    (113,516)    1,045,930      (13,477)
                                                    ----------  ---------   -----------  ---------   -------------  ---------
Contributions:
 Participant......................................    404,797    25,228        908,249     938,324       570,487      124,202
 Employer (note 6)................................     --         --            --           --          --             --
                                                    ----------  ---------   -----------  ---------   -------------  ---------
  Total contributions.............................    404,797    25,228        908,249     938,324       570,487      124,202
                                                    ----------  ---------   -----------  ---------   -------------  ---------
Distributions to participants.....................  (1,068,651)  (6,468)      (476,213)   (287,898)     (222,123)     (25,487)
Loan activity, net................................     28,279     --            --           --          --             --
Transfers from (to) other funds...................    175,894     --            90,225    (132,028)         (988)    (173,733)
                                                    ----------  ---------   -----------  ---------   -------------  ---------
 Net increase (decrease)..........................    347,988    24,934      1,973,674     404,882     1,393,306      (88,495)
                                                    ----------  ---------   -----------  ---------   -------------  ---------
Net assets available for plan benefits:
 Beginning of year................................     --         --            --           --          --             --
 Transfers from (to) other plans (note 1).........  9,563,114    17,086      5,899,038   5,216,709     3,086,570    1,170,447
                                                    ----------  ---------   -----------  ---------   -------------  ---------
 End of year......................................  $9,911,102   42,020      7,872,712   5,621,591     4,479,876    1,081,952
                                                    ----------  ---------   -----------  ---------   -------------  ---------
                                                    ----------  ---------   -----------  ---------   -------------  ---------



                                                    ------------------------------
                                                        AMERICAN         AMERICAN
                                                         ODYSSEY         ODYSSEY
                                                    INTERMEDIATE-TERM   SHORT-TERM
                                                        BOND FUND       BOND FUND
                                                    -----------------   ----------
Assets
------
Investments (notes 2 and 3).......................       588,449         333,958
Cash..............................................       --                --
Receivables:
 Contributions....................................         3,361             968
 Dividends and other..............................        33,959          11,987
                                                         -------        ----------
  Total receivables...............................        37,320          12,955
                                                         -------        ----------
   Total assets...................................       625,769         346,913
                                                         -------        ----------
Liabilities
-----------
Forfeiture credits due to employer................       --                --
ESOP note payable.................................       --                --
Payable for investment purchases..................       --                --
                                                         -------        ----------
Net assets available for plan benefits............       625,769         346,913
                                                         -------        ----------
                                                         -------        ----------
Investment activity:
 Dividends........................................        33,959          11,987
 Interest.........................................       --                --
 Appreciation (depreciation) in fair value of
  investments.....................................          (481)         20,326
                                                         -------        ----------
                                                          33,478          32,313
                                                         -------        ----------
 Less: Trustee/administrative expenses............          (705)           (335)
                                                         -------        ----------
  Net investment income (loss)....................        32,773          31,978
                                                         -------        ----------
Contributions:
 Participant......................................        67,696          10,953
 Employer (note 6)................................       --                --
                                                         -------        ----------
  Total contributions.............................        67,696          10,953
                                                         -------        ----------
Distributions to participants.....................       (34,655)        (41,004)
Loan activity, net................................       --                --
Transfers from (to) other funds...................       (13,026)        164,212
                                                         -------        ----------
 Net increase (decrease)..........................        52,788         166,139
                                                         -------        ----------
Net assets available for plan benefits:
 Beginning of year................................       --                --
 Transfers from (to) other plans (note 1).........       572,981         180,774
                                                         -------        ----------
 End of year......................................       625,769         346,913
                                                         -------        ----------
                                                         -------        ----------

                      TRAVELERS GROUP 401(k) SAVINGS PLAN

                         NOTES TO FINANCIAL STATEMENTS

8. INVESTMENT ALLOCATION WITH FUND INFORMATION (CONTINUED)

                                                                            DECEMBER 31, 1996
                                                    -----------------------------------------------------------------
                                                       IN-TIME INVESTING
                                                    ------------------------
                                                     AMERICAN      AMERICAN
                                                      ODYSSEY      ODYSSEY
                                                    CORE EQUITY   SHORT-TERM   PREFERRED       LOAN
                                                       FUND       BOND FUND    STOCK FUND      FUND         TOTAL
                                                    -----------   ----------   ----------   ----------  -------------

Assets
------
Investments (notes 2 and 3).......................   $522,823       130,850       --         66,269,195   2,867,380,324
Cash..............................................     --            --           --            --            9,405,955
Receivables:
 Contributions....................................      3,613        --          639,009        --           18,838,337
 Dividends and other..............................     30,865         4,697       --            --           14,111,728
                                                    -----------   ----------   ----------   ----------    -------------
  Total receivables...............................     34,478         4,697      639,009        --           32,950,065
                                                    -----------   ----------   ----------   ----------    -------------
   Total assets...................................    557,301       135,547      639,009    66,269,195    2,909,736,344
                                                    -----------   ----------   ----------   ----------    -------------
Liabilities
-----------
Forfeiture credits due to employer................     --            --           --            --           12,800,143
ESOP note payable.................................     --            --           --            --           34,900,000
Payable for investment purchases..................     --            --           --            --            2,536,913
                                                    -----------   ----------   ----------   ----------    -------------
Net assets available for plan benefits............   $557,301       135,547      639,009    66,269,195    2,859,499,288
                                                    -----------   ----------   ----------   ----------    -------------
                                                    -----------   ----------   ----------   ----------    -------------
Investment activity:
 Dividends........................................     30,865         4,697       --            --           79,270,418
 Interest.........................................     --            --           --            --           41,521,488
 Appreciation (depreciation) in fair value of
  investments.....................................    206,455      (396,639)      --            --          421,845,008
                                                    -----------   ----------   ----------   ----------    -------------
                                                      237,320      (391,942)      --            --          542,636,914
 Less: Trustee/administrative expenses............       (540)         (186)      --            --           (1,877,723)
                                                    -----------   ----------   ----------   ----------    -------------
  Net investment income (loss)....................    236,780      (392,128)      --            --          540,759,191
                                                    -----------   ----------   ----------   ----------    -------------
Contributions:
 Participant......................................     44,690         9,416       --         3,683,087      230,647,125
 Employer (note 6)................................     --            --          748,056        --           32,714,489
                                                    -----------   ----------   ----------   ----------    -------------
  Total contributions.............................     44,690         9,416      748,056     3,683,087      263,361,614
                                                    -----------   ----------   ----------   ----------    -------------
Distributions to participants.....................     (1,226)         (306)      --        (5,178,877)    (193,469,103)
Loan activity, net................................     --            --           --         6,725,150         --
Transfers from (to) other funds...................   (118,548)      117,039     (109,047)   (2,369,547)        --
                                                    -----------   ----------   ----------   ----------    -------------
  Net increase (decrease).........................    161,696      (265,979)     639,009     2,859,813      610,651,702
                                                    -----------   ----------   ----------   ----------    -------------
Net assets available for plan benefits:
 Beginning of year................................     --            --           --        39,611,649    1,215,793,546
 Transfers from (to) other plans (note 1).........    395,605       401,526       --        23,797,733    1,033,054,040
                                                    -----------   ----------   ----------   ----------    -------------
 End of year......................................   $557,301       135,547      639,009    66,269,195    2,859,499,288
                                                    -----------   ----------   ----------   ----------    -------------
                                                    -----------   ----------   ----------   ----------    -------------

                     Travelers Group 401(k) Savings Plan

                        Notes to Financial Statements

8. INVESTMENT ALLOCATION WITH FUND INFORMATION (CONTINUED)

                                                                                DECEMBER 31, 1995
                                                             -------------------------------------------------------
                                                                                                         VAN KAMPEN
                                                                             VAN KAMPEN                   AMERICAN
                                                              TRAVELERS   AMERICAN CAPITAL                CAPITAL
                                                               COMMON         EMERGING                   GOVERNMENT
                                                                STOCK          GROWTH          LOAN      SECURITIES
                                                                FUND            FUND           FUND         FUND
                                                             -----------  ----------------  ----------  ------------
Assets
------
Investments (notes 2 and 3)                                  $304,814,224    85,204,531     39,611,649    5,150,591
Cash                                                              655,686         3,639             --        1,250
Receivables:
  Contributions                                                21,745,185         7,484             --           --
  Dividends and other                                              15,256       150,170             --        9,208
                                                             ------------    ----------     ----------    ---------
      Total receivables                                        21,760,441       157,654             --        9,208
                                                             ------------    ----------     ----------    ---------
        Total assets                                          327,230,351    85,365,824     39,611,649    5,161,049
                                                             ------------    ----------     ----------    ---------

Liabilities
-----------
Payable for investment purchases                                  593,154            --             --           --
                                                             ------------    ----------     ----------    ---------
Net assets available for plan benefits                       $326,637,197    85,365,824     39,611,649    5,161,049
                                                             ------------    ----------     ----------    ---------
                                                             ------------    ----------     ----------    ---------
Investment activity:
  Dividends                                                     3,759,762     8,031,351             --      323,020
  Interest                                                         49,681        33,751             --          213
  Appreciation (depreciation) in fair value of investments    142,257,189    16,326,189             --      413,114
                                                             ------------    ----------     ----------    ---------
                                                              146,066,632    24,391,291             --      736,347
Less: Trustee/administrative expenses                            (407,288)     (101,595)            --      (13,086)
                                                             ------------    ----------     ----------    ---------
    Net investment income (loss)                              145,659,344    24,289,696             --      723,261
                                                             ------------    ----------     ----------    ---------
Contributions:
  Participants                                                 21,097,949    17,970,656      2,720,694      660,250
  Employer (note 6)                                            24,143,255            --             --           --
                                                             ------------    ----------     ----------    ---------
      Total contributions                                      45,241,204    17,970,656      2,720,694      660,250
                                                             ------------    ----------     ----------    ---------
Distributions to participants                                 (20,987,299)   (4,792,336)    (1,963,555)    (496,251)
Loan activity, net                                               (632,282)     (170,571)     7,578,624      (18,399)
Transfers from (to) other funds                                12,118,427     3,269,549             --     (154,653)
                                                             ------------    ----------     ----------    ---------
  Net increase (decrease)                                     181,399,394    40,566,994      8,335,763      714,208
                                                             ------------    ----------     ----------    ---------
Net assets available for plan benefits:
  Beginning of year                                           145,237,803    44,798,830     31,275,886    4,446,841
  Transfers from Lehman Brothers Holdings, Inc. (note 1)               --            --             --           --
                                                             ------------    ----------     ----------    ---------
  End of year                                                $326,637,197    85,365,824     39,611,649    5,161,049
                                                             ------------    ----------     ----------    ---------
                                                             ------------    ----------     ----------    ---------



                                                         VAN KAMPEN  VAN KAMPEN                COMMON
                                                          AMERICAN    AMERICAN      COMMON      SENSE
                                                          CAPITAL     CAPITAL        SENSE     GROWTH &
                                                          COMSTOCK    RESERVE       GROWTH      INCOME
                                                            FUND       FUND          FUND        FUND
                                                         ----------  ----------  ----------  -----------
Assets
------
Investments (notes 2 and 3)                              9,525,110   11,496,598  3,927,164   3,233,904
Cash                                                         1,967        2,563      1,101         946
Receivables:
  Contributions                                                --           --         --          --
  Dividends and other                                       19,444           41    554,505     338,874
                                                         ---------   ----------  ---------   ---------
      Total receivables                                     19,444           41    554,505     338,874
                                                         ---------   ----------  ---------   ---------
        Total assets                                     9,546,521   11,499,202  4,482,770   3,573,724
                                                         ---------   ----------  ---------   ---------

Liabilities
-----------
Payable for investment purchases                               --        35,918    554,504     333,838
                                                         ---------   ----------  ---------   ---------
Net assets available for plan benefits                   9,546,521   11,463,284  3,928,266   3,239,886
                                                         ---------   ----------  ---------   ---------
                                                         ---------   ----------  ---------   ---------
Investment activity:
  Dividends                                              1,310,925     576,763     554,503     367,987
  Interest                                                     278         467         133          80
  Appreciation (depreciation) in fair value of
   investments                                           1,302,364          --     392,298     465,757
                                                         ---------   ---------   ---------  ----------
                                                         2,613,567     577,230     946,934     833,824
Less: Trustee/administrative expenses                      (21,074)    (29,296)     (9,694)     (8,189)
                                                         ---------   ---------   ---------  ----------
    Net investment income (loss)                         2,592,493     547,934     937,240     825,635
                                                         ---------   ---------   ---------  ----------
Contributions:
  Participants                                             974,792     792,665     551,049     436,336
  Employer (note 6)                                             --          --          --          --
                                                         ---------   ---------   ---------  ----------
      Total contributions                                  974,792     792,665     551,049     436,336
                                                         ---------   ---------   ---------  ----------
Distributions to participants                             (816,520) (1,632,224)   (279,050)   (111,869)
Loan activity, net                                         (38,130)    (49,273)    (45,850)    (27,024)
Transfers from (to) other funds                           (628,337)    (37,705)    (69,794)    (81,717)
                                                         ---------   ---------   ---------  ----------
  Net increase (decrease)                                2,084,298    (378,603)  1,093,595   1,041,361
                                                         ---------   ---------   ---------  ----------
Net assets available for plan benefits:
  Beginning of year                                      7,462,223  11,841,887   2,834,671   2,198,525
  Transfers from Lehman Brothers Holdings, Inc.
        (note 1)                                               --           --          --          --
                                                         ---------  ----------   ---------  ----------
  End of year                                            9,546,521  11,463,284   3,928,266   3,239,886
                                                         ---------  ----------   ---------  ----------
                                                         ---------  ----------   ---------  ----------

                     Travelers Group 401(k) Savings Plan

                        Notes to Financial Statements

8. INVESTMENT ALLOCATION WITH FUND INFORMATION (CONTINUED)

                                                                  DECEMBER 31, 1995
                                                              --------------------------
                                                                COMMON        COMMON
                                                                 SENSE         SENSE
                                                              GOVERNMENT   MONEY MARKET
                                                                 FUND          FUND
                                                              -----------  -------------
Assets
------
Investments (notes 2 and 3)                                    $ 887,600     2,732,189
Cash                                                                 575         1,133
Receivables:
  Contributions                                                       --            --
  Dividends and other                                              4,667        10,331
                                                              -----------  -------------
      Total receivables                                            4,667        10,331
                                                              -----------  -------------
        Total assets                                             892,842     2,743,653
                                                              -----------  -------------
Liabilities
-----------
Payable for investment purchases                                   9,701        10,328
                                                              -----------  -------------
Net assets available for plan benefits                         $ 883,141     2,733,325
                                                              -----------  -------------
                                                              -----------  -------------
Investment activity:
  Dividends                                                       54,894       132,333
  Interest                                                            25           142
  Appreciation (depreciation) in fair value of investments        72,961            --
                                                              -----------  -------------
                                                                 127,880       132,475
Less: Trustee/administrative expenses                             (4,262)       (8,609)
                                                              -----------  -------------
    Net investment income (loss)                                 123,618       123,866
                                                              -----------  -------------
Contributions:
  Participants                                                   119,531        (5,795)
  Employer (note 6)                                                   --            --
                                                              -----------  -------------
      Total contributions                                        119,531        (5,795)
                                                              -----------  -------------
Distributions to participants                                    (66,786)     (250,314)
Loan activity, net                                                 1,293       (32,918)
Transfers from (to) other funds                                  (50,887)       62,217
                                                              -----------  -------------
  Net increase (decrease)                                        126,769      (102,944)
                                                              -----------  -------------
Net assets available for plan benefits:
  Beginning of year                                              756,372     2,836,269
  Transfer from Lehman Brothers Holdings, Inc. (note 1)               --            --
                                                              -----------  -------------
  End of year                                                  $ 883,141     2,733,325
                                                              -----------  -------------
                                                              -----------  -------------




                                                     SMITH BARNEY    SMITH BARNEY    SMITH BARNEY     VAN KAMPEN       AMERICAN
                                                      INCOME AND   U.S. GOVERNMENT     INCOME      AMERICAN CAPITAL    EXPRESS
                                                        GROWTH        SECURITIES       RETURN         ENTERPRISE       COMMON
                                                         FUND            FUND           FUND             FUND        STOCK FUND
                                                     ------------  ---------------  -------------  ----------------  -----------
Assets
------
Investments (notes 2 and 3)                           98,655,385     20,923,181       5,768,707       27,640,186      87,464,433
Cash                                                         810            900             883              797          32,060
Receivables:
  Contributions                                            3,318          2,392              --           10,253              --
  Dividends and other                                        380             53              43                2              83
                                                     ------------  ---------------  -------------  ----------------  -----------

      Total receivables                                    3,698          2,445              43           10,255              83
                                                     ------------  ---------------  -------------  ----------------  -----------
        Total assets                                  98,659,893     20,926,526       5,769,633       27,651,238      87,496,576
                                                     ------------  ---------------  -------------  ----------------  -----------
Liabilities
-----------
Payable for investment purchases                              --            --              --              --               --
                                                     ------------  ---------------  -------------  ----------------  -----------
Net assets available for plan benefits                98,659,893     20,926,526       5,769,633       27,651,238      87,496,576
                                                     ------------  ---------------  -------------  ----------------  -----------
                                                     ------------  ---------------  -------------  ----------------  -----------
Investment activity:
  Dividends                                           10,299,575      1,469,275         356,591        3,873,606       1,539,620
  Interest                                                    --             --             105            4,610              --
  Appreciation (depreciation) in fair value of        16,214,153      1,682,526         197,389        1,914,256      27,652,262
   investments                                       ------------  ---------------  -------------  ----------------  -----------
                                                      26,513,728      3,151,801         554,085        5,792,472      29,191,882
Less: Trustee/administrative expenses                   (132,430)       (33,679)        (14,655)         (33,044)       (145,003)
                                                     ------------  ---------------  -------------  ----------------  -----------
    Net investment income (loss)                      26,381,298      3,118,122         539,430        5,759,428      29,046,879
                                                     ------------  ---------------  -------------  ----------------  -----------
Contributions:
  Participants                                          9,063,827     2,236,395           3,231        4,916,582          (1,105)
  Employer (note 6)                                            --            --              --               --              --
                                                     ------------  ---------------  -------------  ----------------  -----------
      Total contributions                               9,063,827     2,236,395           3,231        4,916,582          (1,105)
                                                     ------------  ---------------  -------------  ----------------  -----------
Distributions to participants                          (8,190,356)   (1,631,376)       (779,812)        (972,538)     (7,101,193)
Loan activity, net                                       (408,954)     (172,184)        (75,131)         (28,325)     (1,290,302)
Transfers from (to) other funds                        (8,323,205)   (1,244,463)     (1,012,589)       4,061,419      (6,195,379)
                                                     ------------  ---------------  -------------  ----------------  -----------
  Net increase (decrease)                              18,522,610     2,306,494      (1,324,871)      13,736,566      14,458,900
                                                     ------------  ---------------  -------------  ----------------  -----------
Net assets available for plan benefits:
  Beginning of year                                    80,121,843    18,620,032       7,079,533       13,914,672      73,035,522
  Transfer from Lehman Brothers Holdings, Inc.             15,440            --          14,971               --           2,154
        (note 1)
                                                     ------------  ---------------  -------------  ----------------  -----------
  End of year                                          98,659,893    20,926,526       5,769,633       27,651,238      87,496,576
                                                     ------------  ---------------  -------------  ----------------  -----------
                                                     ------------  ---------------  -------------  ----------------  -----------

                     Travelers Group 401(k) Savings Plan

                        Notes to Financial Statements

8. INVESTMENT ALLOCATION WITH FUND INFORMATION (CONTINUED)

                                                                                           DECEMBER 31, 1995
                                                                       ----------------------------------------------------------
                                                                                      SMITH BARNEY                  SMITH BARNEY
                                                                       SMITH BARNEY    AGGRESSIVE    SMITH BARNEY      GLOBAL
                                                                           MONEY         GROWTH      APPRECIATION   OPPORTUNITIES
                                                                           FUND           FUND           FUND           FUND
                                                                       -------------  ------------  -------------  --------------
Assets
------
Investments (notes 2 and 3)                                             $31,271,665     33,112,710    131,250,468             --
Cash                                                                            887            839            815             --
Receivables:
  Contributions                                                             110,928          9,189          9,314             --
  Dividends and other                                                           273              3            259             --
                                                                       -------------  -------------  -------------  -------------
      Total receivables                                                     111,201          9,192          9,573             --
                                                                       -------------  -------------  -------------  -------------
        Total assets                                                     31,383,753     33,122,741    131,260,856             --
                                                                       -------------  -------------  -------------  -------------
Liabilities
-----------
Payable for investment purchases                                                 --             --             --             --
                                                                       -------------  -------------  -------------  -------------
Net assets available for plan benefits                                  $31,383,753     33,122,741    131,260,856             --
                                                                       -------------  -------------  -------------  -------------
                                                                       -------------  -------------  -------------  -------------
Investment activity:
  Dividends                                                               1,726,595      2,667,050     12,611,115             --
  Interest                                                                       --          3,077          6,714           (910)
  Appreciation (depreciation) in fair value of investments                       --      5,200,165     18,271,524       (290,203)
                                                                       -------------  -------------  -------------  -------------
                                                                          1,726,595      7,870,292     30,889,353       (291,113)
Less: Trustee/administrative expenses                                       (50,469)       (40,436)      (171,708)        (8,654)
                                                                       -------------  -------------  -------------  -------------
    Net investment income (loss)                                          1,676,126      7,829,856     30,717,645       (299,767)
                                                                       -------------  -------------  -------------  -------------
Contributions:
  Participants                                                            4,699,229        450,836     14,887,568             --
  Employer (note 6)                                                              --             --             --             --
                                                                       -------------  -------------  -------------  -------------
      Total contributions                                                 4,699,229        450,836     14,887,568             --
                                                                       -------------  -------------  -------------  -------------
Distributions to participants                                            (5,167,140)    (1,763,463)    (8,151,684)      (164,405)
Loan activity, net                                                         (155,251)      (824,973)    (1,697,306)      (142,469)
Transfers from (to) other funds                                             477,280      4,621,116     (6,171,907)    (9,990,829)
                                                                       -------------  -------------  -------------  -------------
  Net increase (decrease)                                                 1,530,244     10,313,372     29,584,316    (10,597,470)
                                                                       -------------  -------------  -------------  -------------
Net assets available for plan benefits:
  Beginning of year                                                      29,849,918     22,798,109    101,655,148     10,597,470
  Transfer from Lehman Brothers Holdings, Inc. (note 1)                       3,591         11,260         21,392             --
                                                                       -------------  -------------  -------------  -------------
  End of year                                                           $31,383,753     33,122,741    131,260,856             --
                                                                       -------------  -------------  -------------  -------------
                                                                       -------------  -------------  -------------  -------------



                                                                       SMITH BARNEY  SMITH BARNEY
                                                                       INTERNATIONAL DIVERSIFIED
                                                                          EQUITY      STRATEGIC
                                                                           FUND      INCOME FUND
                                                                       ------------  ------------
Assets
------
Investments (notes 2 and 3)                                             94,757,657    14,289,961
Cash                                                                           773           656
Receivables:
  Contributions                                                             11,664          (203)
  Dividends and other                                                            6            65
                                                                       ------------  ------------
      Total receivables                                                     11,670          (138)
                                                                       ------------  ------------
        Total assets                                                    94,770,100    14,290,479
                                                                       ------------  ------------
Liabilities
-----------
Payable for investment purchases                                                --            --
                                                                       ------------  ------------
Net assets available for plan benefits                                  94,770,100    14,290,479
                                                                       ------------  ------------
                                                                       ------------  ------------
Investment activity:
  Dividends                                                              1,662,094     1,236,016
  Interest                                                                   1,500         2,470
  Appreciation (depreciation) in fair value of investments               1,968,376       803,879
                                                                       ------------  ------------
                                                                         3,631,970     2,042,365
Less: Trustee/administrative expenses                                     (125,183)      (24,967)
                                                                       ------------  ------------
    Net investment income (loss)                                         3,506,787     2,017,398
                                                                       ------------  ------------
Contributions:
  Participants                                                          20,700,361     3,268,105
  Employer (note 6)                                                             --            --
                                                                       ------------  ------------
      Total contributions                                               20,700,361     3,268,105
                                                                       ------------  ------------
Distributions to participants                                           (5,848,921)   (1,360,335)
Loan activity, net                                                         (30,920)      (66,661)
Transfers from (to) other funds                                          5,063,305    (1,538,957)
                                                                       ------------  ------------
  Net increase (decrease)                                               23,390,612     2,319,550
                                                                       ------------  ------------
Net assets available for plan benefits:
  Beginning of year                                                     71,377,296    11,970,929
  Transfer from Lehman Brothers Holdings, Inc. (note 1)                      2,192            --
                                                                       ------------  ------------
  End of year                                                           94,770,100    14,290,479
                                                                       ------------  ------------
                                                                       ------------  ------------

                     Travelers Group 401(k) Savings Plan

                        Notes to Financial Statements

8. INVESTMENT ALLOCATION WITH FUND INFORMATION (CONTINUED)

                                                                                           DECEMBER 31, 1995
                                                                       ----------------------------------------------------------
                                                                       SMITH BARNEY                  SMITH BARNEY   SMITH BARNEY
                                                                           HIGH       SMITH BARNEY    GUARANTEED       SPECIAL
                                                                          INCOME        UTILITIES       INCOME        EQUITIES
                                                                           FUND           FUND           FUND           FUND
                                                                       -------------  -------------  -------------  -------------
Assets
------
Investments (notes 2 and 3)                                             $ 8,670,973     14,843,236    142,873,227     5,364,534
Cash                                                                            816            987          9,071           875
Receivables:
  Contributions                                                                  --          5,904         (3,925)        9,759
  Dividends and other                                                            59             32            100             2
                                                                       -------------  -------------  -------------  -------------
      Total receivables                                                          59          5,936         (3,825)        9,761
                                                                       -------------  -------------  -------------  -------------
        Total assets                                                      8,671,848     14,850,159    142,878,473     5,375,170
                                                                       -------------  -------------  -------------  -------------
Liabilities
-----------
Payable for investment purchases                                                 --             --             --            --
                                                                       -------------  -------------  -------------  -------------
Net assets available for plan benefits                                  $ 8,671,848     14,850,159    142,878,473     5,375,170
                                                                       -------------  -------------  -------------  -------------
                                                                       -------------  -------------  -------------  -------------
Investment activity:
  Dividends                                                                 995,877        970,311             --        87,561
  Interest                                                                       74         23,807     10,270,443           239
  Appreciation (depreciation) in fair value of investments                  641,628      2,845,859             --       390,239
                                                                       -------------  -------------  -------------  -------------
                                                                          1,637,579      3,839,977     10,270,443       478,039
Less: Trustee/administrative expenses                                       (18,758)       (24,172)      (779,237)         (951)
                                                                       -------------  -------------  -------------  -------------
      Net investment income (loss)                                        1,618,821      3,815,805      9,491,206       477,088
                                                                       -------------  -------------  -------------  -------------
Contributions:
  Participants                                                                   --      2,612,990     12,033,323       194,205
  Employer (note 6)                                                              --             --             --            --
                                                                       -------------  -------------  -------------  -------------
      Total contributions                                                        --      2,612,990     12,033,323       194,205
                                                                       -------------  -------------  -------------  -------------
Distributions to participants                                            (1,114,211)      (433,507)   (12,000,987)       (9,455)
Loan activity, net                                                         (256,086)      (224,041)    (1,246,863)       10,893
Transfer from (to) other funds                                           (1,364,466)    (1,464,025)    (5,387,736)    4,702,439
                                                                       -------------  -------------  -------------  -------------
  Net increase (decrease)                                                (1,115,942)     4,307,222      2,888,943     5,375,170
                                                                       -------------  -------------  -------------  -------------
Net assets available for plan benefits:
  Beginning of year                                                       9,784,581     10,526,050    139,989,530            --
  Transfers from Lehman Brothers Holdings, Inc. (note 1)                      3,209         16,887             --            --
                                                                       -------------  -------------  -------------  -------------
End of year                                                             $ 8,671,848     14,850,159    142,878,473     5,375,170
                                                                       -------------  -------------  -------------  -------------
                                                                       -------------  -------------  -------------  -------------


                                                                       SMITH BARNEY    DEFERRED
                                                                          MANAGED       PROFIT
                                                                          GROWTH        SHARING
                                                                           FUND          PLAN         TOTAL
                                                                       -------------  -----------  ------------
Assets
------
Investments (notes 2 and 3)                                              10,039,358       66,429   1,193,575,670
Cash                                                                            623           --         720,652
Receivables:
  Contributions                                                               9,547           --      21,930,809
  Dividends and other                                                             2           --       1,103,858
                                                                       -------------  -----------  -------------
      Total receivables                                                       9,549           --      23,034,667
                                                                       -------------  -----------  -------------
        Total assets                                                     10,049,530       66,429   1,217,330,989
                                                                       -------------  -----------  -------------
Liabilities
-----------
Payable for investment purchases                                                 --           --       1,537,443
                                                                       -------------  -----------  -------------
Net assets available for plan benefits                                   10,049,530       66,429   1,215,793,546
                                                                       -------------  -----------  -------------
                                                                       -------------  -----------  -------------
Investment activity:
  Dividends                                                                 119,699        3,481      54,730,004
  Interest                                                                      668           --      10,397,567
  Appreciation (depreciation) in fair value of investments                  222,257           --     238,944,182
                                                                       -------------  -----------  -------------
                                                                            342,624        3,481     304,071,753
Less: Trustee/administrative expenses                                        (1,533)          --      (2,207,972)
                                                                       -------------  -----------  -------------
    Net investment income (loss)                                            341,091        3,481     301,863,781
                                                                       -------------  -----------  -------------
Contributions:
  Participants                                                              366,019           --     120,749,693
  Employer (note 6)                                                              --           --      24,143,255
                                                                       -------------  -----------  -------------
      Total contributions                                                   366,019           --     144,892,948
                                                                       -------------  -----------  -------------
Distributions to participants                                               (41,580)          --     (86,127,167)
Loan activity, net                                                           43,103           --              --
Transfer from (to) other funds                                            9,340,897           --              --
                                                                       -------------  -----------  -------------
  Net increase (decrease)                                                10,049,530        3,481     360,629,562
                                                                       -------------  -----------  -------------
Net assets available for plan benefits:
  Beginning of year                                                              --       62,948     855,072,888
  Transfers from Lehman Brothers Holdings, Inc. (note 1)                         --           --          91,096
                                                                       -------------  -----------  -------------
End of year                                                              10,049,530       66,429   1,215,793,546
                                                                       -------------  -----------  -------------
                                                                       -------------  -----------  -------------

                      Travelers Group 401(k) Savings Plan

                       Schedule to Form 5500: Item 27(a)
                Schedule of Assets Held for Investment Purposes

                               December 31, 1996


                                                       Number
                                                      of Shares          Cost              Value**
                                                      ---------          ----              -----
Short-Term Funds:
----------------
    Travelers Group Liquid Reserve Fund               9,405,955     $   9,405,955    $   9,405,955
    Deferred Profit Sharing Plan                         69,738            69,738           69,738
                                                                     ------------     ------------
                                                                        9,475,693        9,475,693
                                                                     ------------     ------------

Stock Funds:
-----------
    Travelers Group Inc. Common Stock Fund*          19,202,407       332,313,775      871,309,221
    Travelers Group Inc. Series C Preferred Stock*    3,085,612       164,521,877      251,168,817
    Travelers Property Casualty Corp. Common
      Stock Fund*                                     1,906,927        45,529,053       67,457,543
    American Express Common Stock Fund                1,637,459        45,233,192       92,516,434
                                                                     ------------    -------------
                                                                      587,597,897    1,282,452,015
                                                                     ------------    -------------
Mutual Funds:
------------
    Van Kampen American Capital Reserve Fund          11,293,897        11,293,897       11,293,897
    Van Kampen American Capital Enterprise Fund        2,667,015        35,088,837       40,325,261
    Van Kampen American Capital Government
      Securities Fund                                    475,261         4,960,687        4,800,137
    Van Kampen American Capital Comstock Fund            780,715        12,065,019       11,538,961
    Van Kampen American Capital Emerging
      Growth Fund                                      3,373,476        93,333,932      115,878,893
    Common Sense Money Market Fund                     2,424,328         2,424,328        2,424,328
    Common Sense Government Fund                          81,996           897,874          848,658
    Common Sense Growth & Income Fund                    205,747         3,261,771        3,460,659
    Common Sense Growth Fund                             239,981         3,675,207        4,094,073
    Smith Barney Equity Income Fund*                   7,634,136       100,026,545      113,137,894
    Smith Barney U.S. Government Securities Fund*      1,471,678        19,656,510       19,514,448
    Smith Barney Money Fund*                          36,960,963        36,960,963       36,960,963
    Smith Barney International Equity Fund*            6,389,357       108,446,719      123,570,164
    Smith Barney Aggressive Growth Fund*               1,030,794        25,469,615       33,026,655
    Smith Barney Appreciation Fund*                   11,877,704       121,128,556      153,001,216
    Smith Barney Diversified Strategic Income Fund*    2,158,682        17,350,256       17,442,154
    Smith Barney Utilities Fund*                         885,924        12,770,411       13,271,144
    Smith Barney Special Equities Fund*                  448,429        13,533,860       12,672,596
    Smith Barney Managed Growth Fund*                  1,660,003        20,348,755       22,293,836
    American Odyssey Core Equity Fund*                   503,931         6,580,650        7,370,760
    American Odyssey Emerging Fund*                      413,327         4,329,452        5,117,401
    American Odyssey Equity Fund*                        294,159         4,143,706        4,328,109
    American Odyssey Long-Term Bond Fund*                108,790           944,780        1,020,989
    American Odyssey Intermediate-Term Bond Fund*         61,020           572,788          588,449
    American Odyssey Short-Term Bond Fund*                33,784           336,584          333,958
    State Street Global Advisors Flagship Fund           668,344        52,460,900       79,731,555
    State Street Global Advisors Russell 2000 Fund     2,395,309        34,169,822       46,096,698
                                                                       -----------      -----------
                                                                       746,232,424      884,143,856
                                                                       -----------      -----------


                      Travelers Group 401(k) Savings Plan

                       Schedule to Form 5500: Item 27(a)
           Schedule of Assets Held for Investment Purposes (Continued)

                               December 31, 1996


                                                       Number
                                                      of Shares          Cost              Value**
                                                      ---------          ----              -----

Guaranteed Investment Contracts ("GIC")--Smith Barney***:
--------------------------------------------------------
    Aetna Life Insurance GIC #14355                   3,411,940     $  3,411,940      $   3,411,940
    John Hancock Contract GIC #7129                   4,153,339        4,153,339          4,153,339
    Metropolitan Life Insurance-Annuity Term
      Life GIC #13561                                 3,992,896        3,992,896          3,992,896
    Principal Financial Corporate
      Contract #4-09271-01                            9,170,218        9,170,218          9,170,218
    Principal Financial Corporate
      Contract #49271-2                               2,852,203        2,852,203          2,852,203
    Prudential Insurance Company GIC #7658-211        6,706,351        6,706,351          6,706,351
    Prudential Insurance Company GIC #7658-212        9,883,380        9,883,380          9,883,380
    Travelers Insurance Company #GR-16384*           70,763,882       70,763,882         70,763,882
    Travelers Insurance Company #GR-16409*           14,584,008       14,584,008         14,584,008
    Travelers Insurance Company #GR-16409A*          21,313,958       21,313,958         21,313,958

Term Interest Guaranteed Annuity Contracts:
------------------------------------------
    Group Annuity Contract #GR-16171*                 2,049,951        2,049,951          2,049,951
    Group Annuity Contract #GR-16331*                 1,773,398        1,773,398          1,773,398
    Group Annuity Contract #GR-16424*                 2,865,859        2,865,859          2,865,859
    Group Annuity Contract #GR-16487*                 3,152,998        3,152,998          3,152,998

Travelers Insurance Company Annuity Contracts*      477,075,446      477,075,446        477,075,446
                                                                  --------------     --------------
                                                                     633,749,827        633,749,827
                                                                  --------------     --------------
Universal Life Insurance:
------------------------
    Universal Life Insurance                             42,020           42,020             42,020

In-Time Investing Fund:
----------------------
    American Odyssey Core Equity Fund*                   35,745          529,017            522,823
    American Odyssey Short-Term Bond Fund*               13,237          132,401            130,850
                                                                  --------------     --------------
                                                                         661,418            653,673
                                                                  --------------     -------------
Loan Fund****                                                         66,269,195         66,269,195
                                                                  --------------     --------------
    Total                                                         $2,044,028,474     $2,876,786,279
                                                                  --------------     --------------
                                                                  --------------     --------------


* Parties-in-interest exempt under the ERISA Regulation. See note 5 of notes to financial statements.

** See note 2 of notes to financial statements for a discussion of investment valuation.

*** The interest rates of the guaranteed investment contracts range from 6.2% to 9.6%. The blended rate of return earned for 1996 was 6.7% prior to fund expenses.

**** The interest rates on loans to participants equal one percentage point above the Prime Rate published in THE WALL STREET JOURNAL for the first business day of the month in which the loan application is received.

                      Travelers Group 401(k) Savings Plan

                       Schedule to Form 5500: Item 27(a)
  Schedule of Assets Held for Investment Purposes Which Were Both Acquired and
                         Disposed Within The Plan Year

                      For the year ended December 31, 1996

There were no assets held for investment purposes which were both acquired and disposed within the Plan year.

                     Travelers Group 401(k) Savings Plan

                       Schedule to Form 5500: Item 27(d)
                      Schedule of Reportable Transactions

                     For the year ended December 31, 1996


The following series of transactions exceeded 5% of the Plan's net assets available for plan benefits.

                                                                                         EXPENSE
                                              NO. OF        PURCHASE       SELLING        WITH          COST          NET
DESCRIPTION                                TRANSACTIONS       PRICE         PRICE         TRADE       OF ASSET     GAIN(LOSS)
-----------------------------------------  -------------  -------------  ------------  -----------  ------------  ------------
Liquid Reserve Fund                              1,865    $124,872,321         --            --      124,872,321       --
Liquid Reserve Fund                              1,566    $     --        136,661,578        --      136,661,578       --

Travelers Group Inc. Common Stock Fund             325    $108,480,380         --          78,026    108,558,406       --
Travelers Group Inc. Common Stock Fund             290    $     --         47,712,104      41,967     21,451,040    26,219,097